Exhibit 10.1
CERTAIN INFORMATION (INDICATED BY ASTERISKS) IN THIS EXHIBIT HAS
BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
WITH RESPECT TO THE OMITTED PORTION.
FINAL PARTICIPATION AGREEMENT
     This FINAL PARTICIPATION AGREEMENT (the “Agreement”) dated November 20, 2009, but effective as of November 1, 2009, (the “Effective Date”) is by and between Cohort Energy Company, a Texas corporation (“COHORT”), P.O. Box 226406, Dallas, Texas 75222-6406 and Endeavour Operating Corporation (“ENDEAVOUR”), 1001 Fannin Street, Suite 1600, Houston, Texas 77002. COHORT and ENDEAVOUR will be referred to herein, individually, as a “Party” and, collectively, as the “Parties.”
RECITALS
Pursuant to four (4) Partial Wellbore Assignments (“Initial Assignments”), one joint operating agreement (“Initial JOA”) and an initial Participation Agreement (“Initial PA”), COHORT conveyed to ENDEAVOUR an undivided fifty percent (50%) interest of COHORT’s interest in what is defined in this Agreement as Texas Wells, Louisiana Wells and Initial Leases owned by COHORT in Texas and Louisiana as of the Effective Date.
COHORT owns an interest in Pennsylvania Wells and Additional Leases in Louisiana, Texas and Pennsylvania. ENDEAVOUR has expressed a desire to acquire an undivided fifty percent (50%) interest of COHORT’s interest in the Pennsylvania Wells and in the Additional Leases. Pursuant to Partial Assignments and the PSA, COHORT has conveyed or will convey to ENDEAVOUR an undivided fifty percent (50%) interest of COHORT’s interest in the Pennsylvania Wells and Additional Leases owned by COHORT as of the Effective Date.
COHORT and ENDEAVOUR wish to supersede the Initial JOA and Initial PA and create a final participation agreement and JOA to regulate the operation of the Texas Wells, the Louisiana Wells, the Pennsylvania Wells, the development of the Initial Leases and the Additional Leases for the purpose of developing and producing oil, gas and other hydrocarbons.
As additional consideration for the interests acquired in the Initial Assignment and Initial PA, plus the interests acquired or to be acquired in the Pennsylvania Wells and Additional Leases, ENDEAVOUR is obligated to participate in the drilling, evaluation and completion of Wells located within the Prospects in the AMIs (as hereafter defined) and pay COHORT a Cohort Carried Interest on each such Promoted Well up to a maximum promoted expenditure level. The Parties desire to establish the AMIs and to address the participation of COHORT and ENDEAVOUR in all of the jointly owned Wells and Joint Leases. The Parties further desire to enter into this Agreement to govern certain other respective rights and obligations for the development of lands, Leases and Mineral Interests within the geographical boundaries of the respective AMIs applicable to the defined Prospects.

THEREFORE, for and in consideration of the sum of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, together with the mutual covenants, conditions and obligations contained herein, the Parties hereby agree as follows:
Section 1. Definitions
Capitalized terms used throughout this Agreement including the Recitals above will have the meanings defined in this Section 1 below or will have the meaning ascribed to them elsewhere in this Agreement or in the Exhibits attached hereto.
1.1 “Additional Leases” means the leases listed in Exhibit “B.”
1.2 “AFE” means an authority for expenditure for a Well to be drilled on the Joint Leases or on lands pooled therewith, issued pursuant to the terms of this Agreement and the applicable JOA.
1.3 “Affiliates” means any entity controlled by, or under common control with, any Party. For purposes of this Agreement, “control” will mean the ability to direct or manage the business or activities of an entity and/or the ownership of more than fifty percent (50) of the stock, equity, partnership or membership interests in an entity.
1.4 “AMI” with the name of the prospect preceding “AMI” means the area of mutual interest covering Leases and Mineral Interests as shown on the various Exhibits “A-1” through “A-11.” The AMIs terminate at the end of the Initial Term of this Agreement.
1.5 “AMI Lease” means any Acquired Interest within the AMI acquired by an Acquiring Party during the Initial Term of this Agreement and in which the Non-Acquiring Party elected to participate which was not owned as of November 1, 2009 and including, without limitation, a leasehold interest in any Mineral Interests acquired during the Initial Term of this Agreement.
1.6 “AMI Lease Information” has the meaning given in Section 5.1.
1.7 “AMI Lease Submittal” has the meaning given in Section 9.2.
1.8 “Acquired Interest” has the meaning given in Section 9.1.
1.9 “Acquiring Party” has the meaning given in Section 9.2.
1.10 “Acquisition Price” will have the meaning given in Section 9.3.
1.11 “Bull Bayou Prospect” consists of the Joint Leases for this Prospect in Red River Parish and DeSoto Parish, Louisiana, located within the Bull Bayou Prospect AMI, an area of land encompassing Sections 6,7,18 and 19 of T12NR10W, Sections 1 through 24 of T12NR11W,

Sections 30 and 31 of T13NR10W and Sections 25 through 36 in T13N R11W. The Bull Bayou Prospect AMI is shown by plat in Exhibit A-1.
1.12 “Cohort Carried Interest” means (i) ***** dollars ($*****) for each horizontal Promoted Well in the Haynesville Prospects drilled to test the Haynesville Formation, (ii) ***** dollars ($*****) for each horizontal Promoted Well in the Cotton Valley Taylor Prospect drilled to test the Cotton Valley Taylor formation, and (iii) an amount equal to fifty percent (50%) of COHORT’s proportionate share for any vertical Well drilled in the Haynesville Prospects or the Cotton Valley Taylor Prospect, up to (a) $***** for each vertical Well testing the Haynesville formation and (b) $***** for each vertical Well testing the Cotton Valley Taylor formation. For the Marcellus Prospects in Pennsylvania, the “Cohort Carried Interest shall be (iv) ***** dollars ($*****) for each horizontal Promoted Well in the Marcellus Prospects drilled to test the Marcellus formation, and (v) an amount equal to fifty percent (50%) of COHORT’s proportionate share for any vertical Well drilled in the Marcellus Prospects drilled to test the Marcellus formation up to eight hundred thousand dollars ($*****).
1.13 “Confidential Data” has the meaning given in Section 24.1.
1.14 “Daniel Prospect” consists of the specified Additional Leases for this Prospect located in Cameron and Elk Counties, Pennsylvania, located within the Daniel Prospect AMI. The “Daniel Prospect AMI” is shown by plat in Exhibit A-2.
1.15 “Effective Date” is defined in the first paragraph of this Agreement.
1.16 “Farmout” means any contract right whereby one or more AMI Leases, or an interest therein, may be earned by the drilling of one or more Wells.
1.17 “Grand Cane Prospect” consists of the specified Joint Leases for this Prospect in DeSoto Parish, Louisiana, located within the “Grand Cane Prospect AMI,” an area of land encompassing Section 6 of T11NR14W, Sections 1 through 6 of T11NR15W, Section 1 of T11NR16W, Sections 7, 18, 19, 30 and 31 in T12NR14W, Sections 7 through 36 in T12NR15W and Sections 12, 13, 24, 25, and 36 in T12N R16W. The Grand Cane Prospect AMI is shown by plat in Exhibit A-3.
1.18 “Haynesville Capital Carry” means ***** dollars ($*****) and is the maximum amount of COHORT Carried Interest ENDEAVOUR will pay for any Wells or Leases COHORT elects to drill or acquire within the AMIs of the Haynesville Prospects.
1.19 “Haynesville Prospects” means the Bull Bayou, Grand Cane, Metcalf, Willow Springs and Woodardville Prospects. The Joint Leases in each Prospect are identified in Exhibits B and C.

*****	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

1.20 “Initial Assignments” means the four Partial Wellbore Assignments from COHORT to ENDEAVOUR assigned on October 29, 2009, and effective on November 1, 2009 covering a fifty percent (50%) interest in COHORT’s interest in the Texas Wells and Louisiana Wells in Gregg County, Texas, and Caddo, DeSoto and Red River Parishes in Louisiana, as more particularly described in each document.
1.21 “Initial JOA” means the joint operating agreement executed October 29, 2009 covering operations on Texas Wells, Louisiana Wells and future operations on the Initial Leases.
1.22 “Initial Leases” are the leases in Exhibit “C” that were described in the Initial PA.
1.23 “Initial PA” is the participation agreement between the parties executed October 29, 2009, and effective as of the Effective Date covering the Initial Leases.
1.24 “Initial Term” will mean the period of time from the Effective Date through October 31, 2014; provided however, that in the event COHORT determines in its sole reasonable discretion that due to rig unavailability, a sustained downturn in hydrocarbon pricing or other material adverse industry conditions, that five (5) years is an insufficient time within which to use the Haynesville Capital Carry and the Marcellus Capital Carry, COHORT may extend the time within which to utilize all of the Haynesville Capital Carry and Marcellus Capital Carry for up to two (2) additional one (1) year periods by written notice to ENDEAVOUR on or before October 15, 2014, and if applicable, October 15, 2015.
1.25 “Isaiah Prospect” consists of the specified Additional Leases for this Prospect in McKean County, Pennsylvania, located within the Isaiah Prospect AMI. The Isaiah Prospect AMI is shown by plat on Exhibit A-4.
1.26 “JOA” means the form of joint operating agreement, in substantially the same form as Exhibit “D,” to be executed by the Parties, which in conjunction with this Agreement will govern all operations on the Texas Wells, Louisiana Wells, Pennsylvania Wells and the Joint Leases. There will be a master JOA covering all of the Joint Leases until such time as a portion of such lease or leases are assigned to a specific JOA covering a Prospect, unit or Well within a Prospect. Reference is made to Section 3 for additional information. The JOA will also have the meaning given in Section 3.
1.27 “Joint Lease” or “Joint Leases” means any one or more of the Initial Leases, Additional Leases or AMI Leases and any extension and renewal thereof in which both parties own or acquire an interest pursuant to the Initial Assignments, the PSA or this Agreement.
1.28 “Jonah Prospect” consists of the specified Additional Leases for this Prospect in Potter County, Pennsylvania, located within the Jonah Prospect AMI. The “Jonah Prospect AMI” is shown by plat on Exhibit A-5.
1.29 “Lease Acquisition Costs” means all direct costs paid or payable to third parties incurred in acquiring an Acquired Interest (excluding Well Costs) including, by way of illustration, cash bonus consideration, including bonuses paid for interests acquired by compulsory pooling, broker’s fees, recording fees, title examination expense, legal expense, title curative costs, land, drafting and other like costs incurred and paid or payable to third parties in connection with an Acquired Interest.
1.30 “Leases” means any oil and gas lease, oil, gas and mineral lease, compulsory pooled interest, pooled interest, leasehold estates, partial or other interests therein and subleases thereof, operating rights and other rights authorizing the owner thereof to explore for and produce oil, gas or related hydrocarbons, but does not include mineral interests or perpetual or term royalty interests.
1.31 “Licensed Data” has the meaning given in Section 25.
1.32 “Louisiana Wells” means the Wells listed in Exhibit “E”.
1.33. “Malachi Prospect” consists of the specified Additional Leases for this Prospect in Elk County, Pennsylvania, located within the Malachi Prospect AMI. The “Malachi Prospect AMI” is shown by plat on Exhibit A-6.
1.34 “Marcellus Area Prospects” are the Daniel, Isaiah, Jonah, Malachi, Ruth and Samuel Prospects. The Additional Leases are identified in Exhibit B.
1.35 “Marcellus Capital Carry” means ***** dollars ($*****) and is the maximum amount of COHORT Carried Interest ENDEAVOUR will pay for any Wells or Leases COHORT elects to drill or acquire within the AMIs of the Marcellus Prospects.
1.36 “Marketing and Other Services” means any one or more of the following services with respect to gas produced from Wells drilled on the Joint Leases: (a) marketing of hydrocarbons (“Marketing Services”) and (b) gathering, measuring, wireline, compression, treating, dehydration, transportation and/or processing (“Other Services”).
1.37 “Metcalf Prospect” consists of the specified Additional Leases for this Prospect in Caddo Parish, Louisiana, located within the “Metcalf Prospect AMI,” an area of land encompassing Sections 1-4,9-16 and 21-24 of T16NR15W. The Metcalf Prospect AMI is shown by plat in Exhibit A-7.
1.38 “Mineral Interests” means mineral interests, royalty interests, or the contractual right or option to earn any of the aforementioned with regard to lands located within the geographical boundaries of Prospect’s AMI.
1.39 “Net Revenue Interest” or “NRI” means the percentage interest in proportion to the Working Interest in and to all production of hydrocarbons produced and saved or sold from a leasehold interest after giving effect to all valid lessors’ royalties, overriding royalties and/or other non-expense bearing burdens against production.

*****	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

1.40 “Non-Acquiring Party” has the meaning given in Section 9.2.
1.41 “Non-Proposing Party” has the meaning given in Section 25.
1.42 “Partial Assignment” is the form of document attached hereto as Exhibit “F.”
1.43 “Pennsylvania Wells” means the Wells listed in Exhibit “G.”
1.44 “Promoted Well” has the meaning given in Section 4.1.
1.45 “Proportionate Share” means fifty percent (50%) with respect to COHORT and fifty percent (50%) with respect to ENDEAVOUR.
1.46 “Proposing Party” has the meaning given in Section 25.
1.47 “Prospect” means one of the various prospects listed as a Haynesville Prospect or a Marcellus Prospect.
1.48 “PSA” means that certain Purchase and Sale Agreement between COHORT and ENDEAVOUR to be executed on the same date as this Agreement and dated effective November 1, 2009.
1.49 “Ruth Prospect” consists of the specified Additional Leases for this Prospect in Jefferson County, Pennsylvania, located within the Ruth Prospect AMI. The “Ruth Prospect AMI” is shown by plat on Exhibit A-8.
1.50 “Samuel Prospect” consists of the specified Additional Leases for this Prospect in Clarion County, Pennsylvania, located within the Samuel Prospect AMI. The “Samuel Prospect AMI” is shown by plat on Exhibit A-9.
1.51 “Tax Partnership Property” has the meaning given in Section 10.1.
1.52 “Texas Wells” means the Wells listed on Exhibit “H.”
1.53 “Third Party Agreement” has the meaning given in Section 9.4.
1.54 “Transfer” has the meaning given in Section 10.1.
1.55 “Well” means any well drilled on a Joint Lease, or lands pooled therewith or if not on a Joint Lease, such other Lease or lands as may be mutually agreed by the Parties to explore for, develop or produce liquid or gaseous hydrocarbons.
1.56 “Well Costs” means the gross costs incurred to drill, evaluate, and complete (or plug and abandon, if not completed) any Well, the original estimated amounts of which have been set forth in the AFE, (excluding any Lease Acquisition Costs). For purposes of this Agreement, (a) “Costs to drill” a Well will mean all costs incurred in the drilling, evaluation and completion (or plugging and abandoning) of a Well which may include the following costs: costs of acquiring, by purchase, lease or otherwise, of surface sites for drilling and completion, constructing and upgrading access roads, obtaining and preparing the location, obtaining permits and title opinions, obtaining, drilling contractor services and consultants, obtaining mud chemicals, pipe and supplies and all other costs and expenses associated with or incurred in moving in, rigging up, drilling, coring, logging and testing, and (b) “costs to complete” (or plug and abandon, if not completed) a Well will mean all plugging and abandonment costs or all additional costs of drilling and completing the Well, including but not limited to, the costs of fracture stimulation and the drilling out of frac plugs with respect to such Well.
1.57 “Willow Springs Prospect” consists of the specified Joint Leases for this Prospect in Gregg and Harrison Counties, Texas, located within the Willow Springs Prospect AMI. The “Willow Springs Prospect AMI” is shown by plat on Exhibit A-10. The Willow Springs Prospect AMI includes the following surveys in Harrison County: A-908, A-650, A-562, A-590, A-916, A-791, A-796, A-301, A-637, A-360, A-438, A-915, A-914, A-813, A-300, A-913 and A-245. The Willow Springs Prospect AMI includes the following surveys in Gregg County: A-41, A-259, A-54, A-164, A-268, A-228, A-260, A-31, A-57, A-46, A-258, A-93, A-71, A-113, A-248, A-4, A-244, A-129, A-262, A-256, A-34, A-83, A-67, A-156, A-174, 1-188, A-150, A-205, A-108, A-2 and A-165.
1.58 “Woodardville Prospect” consists of the specified Joint Leases for this Prospect in Bienville and Red River Parishes, Louisiana, located within the “Woodardville Prospect AMI,” an area of land encompassing Sections 1-36 of T14NR8W, Sections 1-5, 8-17, 20-29, 32-36 of T14NR9W, Sections 1-36 of T15NR8W, Sections 1,2,11-14, 23-26, 32-36 in T15NR9W, Sections 13-36 in T16NR8W and Sections 13,14, 23-26, 35, and 36 in T16N R9W. The Woodardville Prospect AMI is shown by plat in Exhibit A-11.
1.59 “Working Interest” or “WI” means the percentage interest in the full and entire leasehold estate in any property and all rights and obligations of every kind and character pertinent thereto or arising therefrom, without regard to any valid lessor royalties, overriding royalties and/or other burdens against production insofar as said interest in said leasehold is burdened with the obligation to bear and pay the cost of exploration, development and operation.
Section 2.Exhibits.
The following Exhibits are attached hereto and made a part of this Agreement:
Exhibit A-1 — Bull Bayou Prospect AMI
Exhibit A-2 — Daniel Prospect AMI
Exhibit A-3 — Grand Cane Prospect AMI
Exhibit A-4 — Isaiah Prospect AMI

Exhibit A-5 — Jonah Prospect AMI
Exhibit A-6 — Malachi Prospect AMI
Exhibit A-7 — Metcalf Prospect AMI
Exhibit A-8 — Ruth Prospect AMI
Exhibit A-9 — Samuel Prospect AMI
Exhibit A-10 — Willow Springs Prospect AMI
Exhibit A-11 — Woodardville Prospect AMI
Exhibit B — List of Additional Leases
Exhibit C — List of Initial Leases
Exhibit D — JOA
Exhibit E — List of the jointly owned Louisiana Wells
Exhibit F — Form of Partial Assignment
Exhibit G — List of the Pennsylvania Wells to be owned upon the closing of the PSA
Exhibit H — List of the jointly owned Texas Wells
Exhibit I — Tax Partnership Agreement
Section 3. Operating Agreements
3.1 Prior to the commencement of each Well to be drilled by COHORT (or at the direction of Cohort or its designated operator, J-W Operating Company) on the Joint Leases, COHORT and ENDEAVOUR will enter into the form of operating agreement attached hereto as Exhibit “D” for each drilling unit which is not subject to a third party operating agreement as of the date such Well is proposed. If multiple Joint Leases contribute acreage to any unit formed for the drilling of a Well, the JOA executed will include all such contributing Joint Leases. COHORT or J-W Operating Company will be designated as Operator during the Initial Term of this Agreement and under the terms of these JOAs.
3.2 If any of the Joint Leases are subject to an existing operating agreement with a third party, such existing operating agreement will control as to such third party. However, as between ENDEAVOUR and COHORT, this Agreement and the JOA will control. In the event of any conflict or inconsistency between the terms of this Agreement and the JOA, this Agreement will prevail to the extent of such conflict. If COHORT and/or ENDEAVOUR acquire the entire interest covered by an existing third party operating agreement, then such third party agreement will be superseded and replaced in its entirety by the JOA.
3.3 Delay rentals, shut-in or minimum royalty payments or any other lease payments necessary to maintain the Joint Leases in effect will be handled in the following manner:
(a)	Subject to the terms and provisions of this Agreement, COHORT or its designated operator will make a diligent effort to pay, promptly and timely, each delay rental, shut-in payment, minimum royalty, extension payments and any other lease maintenance payment for the Joint Leases. Neither COHORT nor its designated operator will be liable to ENDEAVOUR for any inadvertent act or omission pertaining to the performance of its obligations under this Section or any loss resulting therefrom.

(b)	COHORT or its designated operator may invoice ENDEAVOUR sixty (60) days prior to the date any delay rental, shut-in payment, minimum royalty or any other lease maintenance payment will become due, and ENDEAVOUR will pay any such invoice within sixty (60) days of receipt.

(c)	Should COHORT and/or ENDEAVOUR elect not to pay any such delay rental, shut-in payment, minimum royalty or any other lease maintenance payment, then such non-paying Party will notify the other Party at least sixty (60) days prior to the date on which such payment is due. Within fifteen (15) days of its receipt from the non-paying Party of its decision not to make any such payment, the other Party will either elect to (i) go along with the non-paying election of the non-paying Party or (ii) elect to pay the rental or rentals as set forth in the applicable Joint Lease, in which event the non-paying Party will assign to the Party choosing to pay such lease payment all of the non-paying Party’s interest in the affected Joint Lease free and clear of any burdens placed upon such Joint Lease by the non-paying Party subsequent to the date of this Agreement. Thereafter such Joint Lease will be removed from the terms of this Agreement.
Section 4. Promoted Wells
4.1 COHORT will have a period of forty-eight (48) months beginning November 1, 2009, to have the exclusive right to propose a new Well or Wells within the Joint Leases (“Exclusivity Period”). For any Well in which COHORT elects to participate prior to total expenditure of the Haynesville Capital Carry (in the Prospects’ AMIs in Texas or Louisiana) or the Marcellus Capital Carry (in the Prospects’ AMIs in Pennsylvania) (“Promoted Well”), ENDEAVOUR will participate in such Promoted Well AND agrees to be responsible and pay on a current and timely basis the applicable Cohort Carried Interest amount for the applicable Prospect, provided that the Promoted Well or Wells are, in ENDEAVOUR’s reasonable determination, technically and economically justified. If ENDEAVOUR does not elect to participate in such Promoted Well or Wells because, in its reasonable determination the Promoted Well or Wells are not technically and economically justified, and elects to go non-consent under the JOA, ENDEAVOUR will nevertheless pay the Cohort Carried Interest to COHORT for such Promoted Well or Promoted Wells. For every

Promoted Well or Promoted Wells in which ENDEAVOUR participates, ENDEAVOUR will pay the Cohort Carried Interest in addition to ENDEAVOUR’s working interest share of Well Costs.
4.2 Notwithstanding anything contained in this Agreement to the contrary, ENDEAVOUR’s obligation to pay Cohort Carried Interest on Promoted Well or Wells within the Haynesville Prospects’ AMIs will terminate at such time as the aggregate Cohort Carried Interest for the Haynesville Capital Carry maximum amount is paid to or on behalf of COHORT. ENDEAVOUR’s obligation to pay Cohort Carried Interest on Promoted Well or Wells within the Marcellus Prospects’ AMIs will terminate at such time as the aggregate Cohort Carried Interest for the Marcellus Capital Carry maximum amount is paid to or on behalf of COHORT.
4.3 If the Parties agree to drill and complete a Promoted Well in which the Parties’ working interest is less than one hundred percent (100%) whether by reason of the Parties owning less than one hundred percent (100%) of the working interest in the Lease on which such Promoted Well is drilled, by reason of the Lease on which such Well is drilling not covering the entire oil and gas estate in the land, or by reason of the Parties’ decision to pool or unitize the Lease into a unit area in which the Parties own less than one hundred percent (100%) working interest, then the amount of Cohort Carried Interest applicable to such Promoted Well will be proportionately reduced to the actual working interest of the Parties. For example, if the Parties agree to drill and complete a horizontal Promoted Well to the Haynesville formation and the Parties own a total of fifty percent (50%) working interest in the Unit within which such Promoted Well is drilled, then the Cohort Carried Interest ENDEAVOUR is required to pay for such Promoted Well is ***** dollars ($*****)
4.4 Except as set forth in Section 4.1 above, COHORT and ENDEAVOUR will each bear and pay its working interest share of any other costs and expenses associated with a Promoted Well or any other Well drilled on the Joint Leases in accordance with the terms of the applicable JOA.
4.5 Notwithstanding anything contained in this Agreement to the contrary, if a Promoted Well is (i) the first Well in a Prospect AMI to be drilled by the Parties or (ii) the first Well in a governmental unit in Louisiana to be drilled by the Parties to test the Haynesville formation, and if ENDEAVOUR does not elect to participate in such Promoted Well or Wells because, in its reasonable determination the Promoted Well or Wells are not technically and economically justified, and elects to go non-consent under the JOA, then in addition to the terms of the JOA, ENDEAVOUR will thereafter forfeit its right to participate in the next four Wells within the Prospect or any future Wells within the governmental unit in Louisiana.
Section 5. AMI Leasehold Information
5.1 COHORT will provide copies to ENDEAVOUR of all leasehold documentation developed or obtained by COHORT or its designated operator in connection with the acquisition of AMI Leases including without limitation all lease, land, title and division order files (including any

*****	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

available abstracts of title, title opinions and reports, and title curative documents), contracts, accounting records, correspondence, permitting, engineering, production, and Well files (including any Well logs) (collectively, “AMI Lease Information”). Such AMI Lease information has been, and will be, provided to ENDEAVOUR without warranty as to completeness or accuracy.
5.2 To the extent that COHORT is not expressly prohibited pursuant to any third party agreement, COHORT will provide ENDEAVOUR, upon request and at ENDEAVOUR’s cost, all data and other information including, without limitation, drainage data, microseismic surveys, information regarding fracing of Wells and other similar information regarding the development and operation of the AMI Leases that COHORT may possess. ENDEAVOUR RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THIS TRANSACTION, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION. ENDEAVOUR EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM WILL BE AT ENDEAVOUR’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND WILL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST COHORT. ENDEAVOUR HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THIS AGREEMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ENDEAVOUR.
Section 6. Initial Term
6.1 The Initial Term of this Agreement will begin on the Effective Date and, unless earlier terminated by written agreement of the Parties or extended by Cohort as provided in this Agreement, will continue until October 31, 2014. The provisions of Sections 14, 15, 19 and 24 will survive termination of this Agreement.
6.2 Any executed JOA will survive the termination of this Agreement. In the event there are Joint Leases which remain in effect upon termination pursuant to Section 6.1, as to which a JOA has not been executed, COHORT and ENDEAVOUR will execute JOAs covering any such Joint Leases.
Section 7. Tax Partnership
     At Closing, the Parties will enter into a tax partnership agreement in the form set forth in Exhibit “I.”
Section 8. AFE, Meetings, Budgets and Scheduling
8.1 At least once every three (3) months during the Term of this Agreement, the Parties will meet at a mutually agreed time and location to conduct a review of the activities under this

Agreement and the plans, drilling schedule and budgets for activities under this Agreement for the following twelve months.
8.2 During each calendar quarter, COHORT will prepare budgets on a quarterly basis showing for the following twelve (12) month period all future anticipated costs and expenses. Such budgets will be for informational purposes only. When and if COHORT reasonably becomes aware that any current budget will be exceeded by twenty percent (20%) or more, COHORT will promptly notify ENDEAVOUR thereof and submit to ENDEAVOUR an appropriate supplement or amendment to the existing budget.
Section 9. Area of Mutual Interest
9.1 As of the Effective Date, the Parties hereby establish various areas of mutual interest (“AMIs”) covering the lands shown on the various maps attached hereto as Exhibit “A-1” through Exhibit “A-11.” As used herein, “Acquired Interest” means any interest, by purchase, assignment or otherwise, in the lands within the AMI which interest includes the right to explore, develop or produce hydrocarbons, including any Leases, production payment, net profits, or carried working interests, including the contractual right to acquire any such interests, and Mineral Interests, excepting Farmouts. Acquired Interests will include those Leases within the AMI acquired by a Party via merger, business consolidation, or acquisition of the assets of another entity. It is anticipated by the Parties that COHORT will act as lead leasing Party for Acquired Interests within the AMI.
9.2 As soon as reasonably able, each Party (an “Acquiring Party”) will provide written notice to the other Party (the “Non-Acquiring Party”) of the acquisition or potential acquisition of acquired interests (each, an “AMI Lease Submittal”). The AMI Lease Submittal will include information available concerning the rights and obligations associated with the Acquired Interest and either the projected consideration or the full consideration paid or to be performed to acquire the Acquired Interest and will include any documentation executed in connection with such acquisition. The Non-Acquiring Party will have twenty (20) business days following receipt of such AMI Lease Submittal within which to elect to acquire all, but not less than all, of its Proportionate Share of the Acquired Interests described in such AMI Lease Submittal. Failure to elect within such twenty (20) business day period will be deemed an election by the Non-Acquiring Party not to acquire any of the Acquired Interests included in such AMI Lease Submittal. If both Parties elect to acquire an AMI Lease Submittal, COHORT may elect to utilize up to two and one half million dollars ($2,500,000.00) of the Haynesville Capital Carry or Marcellus Capital Carry for fifty percent (50%) of its Proportionate Share of the costs involved in that AMI Lease Submittal. ENDEAVOUR will pay such amount within thirty (30) days of invoice. In the event that either Party elects not to participate in AMI Lease Submittals for any three (3) consecutive AMI Lease Submittals during a twelve (12) month period, then the other Party’s obligation to provide AMI Lease Submittals will be suspended.
9.3 Within thirty (30) days after timely election and invoice from a Party to acquire pursuant to Section 9.2 above, the Non-Acquiring Party will pay to the Acquiring Party its Proportionate Share of the Acquisition Price for the Acquired Interest and assume its Proportionate Share of the obligations and liabilities associated with the Acquired Interest. As promptly as practical but not later than sixty (60) days after the receipt of the Acquisition Price, the Acquiring Party will use its reasonable best efforts to assign to the Non-Acquiring Party its Proportionate Share of the Acquired Interest free of any burdens created by the Acquiring Party (other than those undertaken in the acquisition of the Acquired Interest). As used in this Agreement, “Acquisition Price” for any Acquired Interests acquired means the actual acquisition costs. Notwithstanding anything contained herein to the contrary, no renewal or extension of Joint Leases will be subject to any promote but all actual costs and expenses for such renewals and extensions including lease bonus, delay rentals or deferred payments, will be paid by COHORT and ENDEAVOUR in accordance with the Proportionate Shares.
9.4 Notwithstanding anything to the contrary set forth in this Agreement, in the event either Party, in order to acquire Acquired Interests, deems it necessary or prudent to enter into an area of mutual interest or similar agreement with a third party (each a “Third Party Agreement”) or takes Acquired Interests subject to a Third Party Agreement, the terms and conditions of the AMI set forth in this Agreement will be subject to the terms and conditions of the Third Party Agreement so that the Acquired Interest will be the net interest in the applicable leasehold after any third party rights have been exercised with respect to such leasehold acreage pursuant to the terms of the Third Party Agreement and the other Party will only be entitled to receive its Proportionate Share of the net interest retained by the offering Party after the effects of any transfers necessary to comply with such Third Party Agreement. Notwithstanding anything to the contrary contained in this Section 9, in the event that an AMI Lease Submittal includes Acquired Interests subject to Third Party Agreements, the Party offered an interest will have the right to make a separate election with respect to acquiring its Proportionate Share of such affected Acquired Interest.
9.5 In the event an Acquiring Party enters into a Farmout, the Non-Acquiring Party will have the right (but not the obligation) to acquire its Proportionate Share in said Farmout, to join in performance of the terms thereof and to earn its Proportionate Share in all of the AMI Leases to be acquired thereby if the Non-Acquiring Party elects to do so within thirty (30) business days after receipt of the acquisition notice (and a failure to respond within said time will be deemed an election not to so acquire). If a Non-Acquiring Party elects or is deemed to have elected not to acquire its Proportionate Share in a Farmout under this paragraph, the Non-Acquiring Party will have no right, title or interest in and to any AMI Leases or other rights which may be earned under such Farmout. If the Non-Acquiring Party elects to acquire its Proportionate Share in a Farmout under this paragraph, the Non-Acquiring Party will be deemed to have assumed (i) the obligation to pay its proportionate part of the actual cost and expenses of any operation performed in order to earn the Joint Leases under the Farmout; (ii) the obligation to pay its proportionate part of any cash sums which are or become due and payable under the Farmout; and (iii) its Proportionate Share of all other obligations under such Farmout. Sums paid by the Acquiring Party described in clause (ii) will be reimbursed to the Acquiring Party within thirty (30) business days after invoice. In the event the Non-Acquiring Party will fail to timely pay any amounts due under clauses (i), (ii) or (iii) above, the Acquiring Party may elect by notice to the Non-Acquiring Party given at any time after such failure to pay and prior to receipt of payment to treat the Non-Acquiring Party as if it had elected not to acquire the Farmout interest under this paragraph, in which event the Non-Acquiring Party will have no right, title or interest in and to any AMI Leases that may be earned under the applicable Farmout. If a Farmout is acquired under which the drilling of any Well is optional and the Non-Acquiring Party elects not to join in the drilling of such Well, then all AMI Leases that may be earned (including rights to drill subsequent Wells and earn additional AMI Leases) by the drilling of such Well will be relinquished to the Acquiring Party at such time as the earning Well is drilled by the Acquiring Party. Parties which have participated in the drilling of a Well under a Farmout but which elect not to participate in a completion attempt will be entitled to participate and acquire their respective interests in AMI Leases earned by the drilling of such Well, but such Parties and their interests in the AMI Leases earned will be subject to the penalties provided in the applicable JOA as a result of the application of Article VII. D or other comparable provisions of such JOA without regard to whether the Farmout is on a drill-to-earn or produce-to-earn basis.
9.6 Assignments of AMI Leases under the provisions of this Agreement will be in recordable form and will be good and sufficient to convey title as it was received by the Acquiring Party. Such assignment will contain a special warranty of title against all persons claiming by, through and under the Acquiring Party, but otherwise will be without warranty of title, express or implied and without warranties as to the suitability or fitness of any equipment associated therewith and appurtenant to the AMI Leases assigned. In no event will the Non-Acquiring Party be entitled to any better title than that which was acquired by the Acquiring Party.
9.7 If a Party acquires an interest that lies partially within and partially without an AMI Area, the whole acquisition will be offered to the other Party. The non-acquiring Party must make its elections as to such whole acquisition.
9.8 Any working interest assigned to either Party under the AMI provisions of this Section will cover all depths acquired by the Acquiring Party with respect to the applicable acquisition.
9.9 The right to share in acquisitions within an AMI under this Section will not apply to acquisitions of acreage by either Party that: (a) occur as a result of a merger with or acquisition of the stock or equity interest in all or substantially all of the assets of a third party unaffiliated with the Acquiring Party; and (b) wherein seventy-five percent (75%) or more of the acreage obtained through such merger or acquisition is located outside the AMIs.
Section 10. Assignability; Binding Nature
10.1 Neither Party may assign or transfer, by assignment, sale, farmout or otherwise (collectively, “Transfer”) in whole or in part any of its rights or obligations under this Agreement, or any of its rights or interests in the Well or the Joint Leases or other rights or interests earned or acquired hereunder (collectively, the “Tax Partnership Property”), except to an assignee or transferee (including any Affiliate of the transferring Party) who agrees in writing to assume, be bound by and fully and timely perform the terms of this Agreement, the applicable JOAs, the provisions of the Tax Partnership attached as Exhibit “I,” and then only if any such Transfer does not cause any portion of the Tax Partnership Property to no longer be treated as held by the tax partnership for federal income tax purposes or by its deemed successor tax partnership under Section 708(b)(1)(B) of the Internal Revenue Code. Neither Party will have the right to assign this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld. If a Party fails to deliver a written response to a Party’s written request for consent to assignment hereunder on or before thirty (30) days after receipt of such request, such Party will be deemed conclusively to have consented to such proposed assignment hereunder. Any assignment hereunder will be subject to all of the terms and conditions of this Agreement, and the assignee will agree to assume, bear and perform the assignor’s duties and obligations hereunder. The foregoing notwithstanding, either Party will be entitled to Transfer an interest in the Joint Leases to an Affiliate without the consent of the other Party, but the transferring Party will remain liable for the performance of its obligations hereunder, notwithstanding such Transfer in the event of a default by such Affiliate hereunder. This Agreement will be binding upon and will inure to the benefit of successors of the Parties.
10.2 If ENDEAVOUR Transfers less than all of its interest in the Joint Leases or Transfers all of its interest in the Joint Leases to more than one Affiliate, COHORT will have no obligation to give multiple notices or to perform duplicate services under this Agreement as a result of such Transfer and COHORT’s obligations under this Agreement will not be expanded or increased as a result of such Transfer. ENDEAVOUR and its Affiliate transferees will appoint one (1) post transfer owner as the agent for all such Affiliate owners of interests in the Joint Leases for all purposes under this Agreement, unless COHORT otherwise agrees in writing.
Section 11. Notices
     All notices and communications required or permitted under this Agreement (other than ordinary business transactions regarding day to day operations) will be in writing addressed as indicated below, and any communication or delivery hereunder will be deemed to have been duly delivered upon the earliest of: (a) actual receipt by the Party to be notified; (b) three (3) days after deposit with the U.S. Postal Service, certified mail, postage prepaid, return receipt requested; (c) if by facsimile transmission, upon confirmation by the recipient of receipt; or (d) by Federal Express overnight delivery (or other reputable overnight delivery service), two days after deposited with such service. Addresses for all such notices and communications will be as follows:

To COHORT:	Cohort Energy Company
P.O. Box 226406
Dallas, Texas 75222-6406
Attention: Jeff Brown, Vice President
Phone: (972) 661-4708
Email: JeffBrown@jwoperating.com

To ENDEAVOUR:	Endeavour Operating Corporation
1001 Fannin Street, Suite 1600
Houston, TX 77002
Attention: Bruce Stover, Executive Vice President
Cathy Stubbs,
Phone: (713) 307-8720
(713) 307-8776
Email: bruce.stover@endeavourcorp.com
cathy.stubbs@endeavourcorp.com
Either Party may, upon written notice to the other Party, change the address and person to whom such communications are to be directed.

Section 12. Relationship of the Parties
     This Agreement is not intended to create, and will not be construed to create, an association for profit, a trust, a joint venture, a mining partnership or other relationship of partnership, or entity of any kind between the Parties. Notwithstanding anything to the contrary contained herein, the Parties understand and agree that the arrangement and undertakings evidenced by this Agreement, taken together, result in a partnership for purposes of federal income taxation and for purposes of certain state income tax laws which incorporate or follow federal income tax principles as to tax partnerships. For these purposes, the Parties agree to be governed by the tax partnership provisions attached as Exhibit “I,” which are incorporated herein and made a part of this Agreement by this reference. For every purpose other than the above-described income tax purposes, however, the Parties understand and agree that the liabilities of the Parties will be several, not joint or collective, and that each Party will be solely responsible for its own obligations. In the event of any conflict or inconsistency between the terms and conditions of Exhibit “I” and the terms and conditions of this Agreement or any attachment or exhibit hereto (other than Exhibit “I”), the terms and conditions of Exhibit “I” will govern and control.
Section 13. Entire Agreement
     This Agreement, the PSA, the assignments made pursuant to the PSA, the JOAs, and the Exhibits hereto and thereto, contain the entire agreement of the Parties with respect to the subject matter hereof and supersede all previous agreements or communications between the Parties, verbal or written, with respect to the subject matter hereof.
Section 14. Governing Law
     This Agreement will be governed and construed and interpreted in accordance with the laws of the State of Texas, without reference to its conflicts of laws provisions.
Section 15. Amendments: Waiver
     No amendments or other modifications or changes to this Agreement will be effective or binding on either Party unless the same will be in a writing executed by both Parties. No waiver by either Party of any one or more defaults by the other in the performance of this Agreement will operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.
Section 16. Public Announcements and Recordation of Documents
16.1 Any Party desiring to make any public announcement with respect to this Agreement or the transactions contemplated hereby will first give the other Parties forty-eight (48) hours advance notice of the proposed contents of such announcement or statement. The receiving Parties will have twenty-four (24) hours within which to object to the contents of such announcement or statement. In the event of an objection, the Parties agree to negotiate in good faith toward resolution of the objection.
16.2 The Parties agree to cooperate in good faith and execute such documents and to take such action as may be required to have the Assignments filed of record in the applicable parishes and counties.
Section 17. Severability
     If a court of competent jurisdiction determines that any clause or provision of this Agreement is void, illegal or unenforceable, the other clauses and provisions hereof will remain in full force and effect, and the clauses or provisions that are determined to be void, illegal or unenforceable will be limited so that they remain in effect to the extent permitted by law.
Section 18. Mutuality
     The Parties acknowledge and declare that this Agreement is the result of extensive negotiations between them. Accordingly, if there is any ambiguity in this Agreement, there will be no presumption that this instrument was prepared solely by either Party.
Section 19. Waiver of Consequential Damages
     FOR THE AVOIDANCE OF DOUBT, EACH PARTY HEREBY EXPRESSLY DISCLAIMS, WAIVES AND RELEASES THE OTHER PARTY FROM ITS OWN SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL, INCIDENTAL, AND INDIRECT DAMAGES (INCLUDING LOSS OF, DAMAGE TO OR DELAY IN PROFIT, REVENUE OR PRODUCTION) RELATING TO, ASSOCIATED WITH, OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. NO LAW, THEORY, OR PUBLIC POLICY WILL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH, OR REDUCE THE EFFECTIVENESS OF THE FOREGOING WAIVER, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH DAMAGE WAIVER IS TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY PARTY.
Section 20. Further Assurances
     The Parties will execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any document or other instrument delivered pursuant hereto.
Section 21. Counterpart Execution

     This Agreement may be executed by signing an original or a counterpart thereof. This Agreement is executed in counterparts, all counterparts taken together will have the same effect as if all the Parties had signed the same instrument.
Section 22. No Third Party Beneficiaries
     Unless otherwise expressly provided for herein, this Agreement does not benefit or create rights in any person not a Party to this Agreement.
Section 23. Termination of Initial PA and Initial JOA
     Upon the execution of this Agreement and the PSA, the Initial PA and Initial JOA will be null and void and will be replaced by this Agreement and the JOA.
Section 24. Confidentiality
24.1 Except for disclosures to Affiliates and reasonable disclosures for SEC and financing purposes, representatives of a Party who need to know information for purposes of performing this Agreement, accountants, legal counsel and other advisors or in connection with any proposed merger or acquisition transaction involving a Party, in each case under circumstances in which the disclosing Party takes reasonable steps to maintain confidentiality, or for purposes of a sale or other transfer of interests to a third party, provided such third party has executed a confidentiality agreement, all confidential information, data and interpretations resulting from the activities under this Agreement (“Confidential Data”) will be confidential during the term of this Agreement, except as otherwise provided herein. The term Confidential Data does not include information which (i) is generally available to the public, or (ii) is within a Party’s possession prior to the date hereof, provided that the source of such information was not known by such Party to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the other Party.
24.2 Except as provided herein or otherwise required by law, any applicable operating agreement or other contract binding on a Party, no Party will distribute or disclose any Confidential Data to third parties, the press or other media, without the written consent of the other Party. In the event that any Party or its representatives are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Data, such Party will provide the other Party with prompt written notice of any such request or requirement so that the other Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the other Party, a Party or its representatives are nonetheless legally compelled to disclose Confidential Data to any tribunal or else stand liable for contempt or suffer other censure or penalty, such Party or its representatives may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Data which it is legally required to be disclosed, provided that such Party will exercise its best reasonable efforts to preserve the confidentiality of the Confidential Data, including, without limitation, by cooperating with the other Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the

Confidential Data by such tribunal. Further, nothing contained in this Article will preclude any Party from making such disclosures as may be required by any applicable federal or state securities law or regulations.
Section 25. Seismic Acquisitions
25.1 A Party will participate in any proprietary or non-proprietary seismic data acquisitions commenced by the other Party as to lands within the AMIs and will bear its Proportionate Share of all costs incurred, or to be incurred, in connection with such data acquisition up to such Party’s Proportionate Share of five hundred thousand dollars ($500,000.00).
25.2 The Parties may acquire Seismic Data on areas of the AMI, including 2-D and 3-D seismic. After the budget of approximately one million dollars ($1,000,000.00) has been spent in accordance with the previous sentence, should either Party desire to purchase available third party seismic data, conduct seismic or other geoscience operations, covering lands within the AMIs (“Proposing Party”), the Party desiring to obtain Additional Seismic Data or shall furnish the other Party hereto (“Non-Proposing Party”) with notice which generally describes the proposed acquisition or the operation specifying the location of the line(s) and/or operation, estimated cost of the operation and methods and techniques proposed for the operation. Failure of the Non-Proposing Party to respond within thirty (30) days from receipt of such notice shall be deemed an election not to participate in such proposed acquisition of Additional Seismic Data. Thereafter, if the Non-Proposing Party does not elect to join in such seismic acquisition, the Proposing Party shall be free to enter into a contract to purchase or reprocess or to conduct such operations and shall bear One Hundred Percent (100%) of the cost, risk and expense of such seismic acquisition or reprocessing and the Proposing Party shall be the sole and exclusive owner(s) of all intellectual property therein relating to such seismic acquisition or reprocessed versions of such Seismic Data without need to account to a non-joining Party. If all Parties hereto join in such seismic acquisition or reprocessing, then each party shall bear its Proportionate Share. Notwithstanding anything contained herein to the contrary, if any notice given pursuant to this Section involves the acquisition of Seismic Data by the purchase of such data through a license agreement with the owner of such data (“Licensed Data”) and one Party elects to participate in the acquisition of such Licensed Data, then the License to any such data shall be taken as a multiple user license in the name of the Parties and each shall bear its proportionate share of said license, based upon each Party’s ownership in this Agreement. Should only one Party join in a seismic acquisition or reprocessing and subsequently a Well is proposed, pursuant to the terms of this Agreement or a JOA, then as a precedent to participating in a Well drilled by virtue of reviewing such Seismic Data or reviewing any such Seismic Data or reprocessed Seismic Data, the non-joining Party who did not participate in such seismic acquisition and/or reprocessing will pay One Hundred Twenty Five Percent (125%) of the cost such Party would have borne had it originally participated in such seismic acquisition and/or reprocessing.
Section 26. Marketing and Other Services
     If any Affiliate of COHORT provides or performs any Marketing and Other Services for COHORT’s own account or Cohort’s designated operator with respect to any Well participated in by ENDEAVOUR, COHORT agrees to use all commercially reasonable efforts to provide, or cause to be provided, such Marketing and Other Services to ENDEAVOUR in accordance with the provisions of this Section if Endeavour in its sole discretion elects to utilize such services. The fees and terms for Marketing and Other Services will be reflective of market conditions, quality, quantity and the construction, maintenance, operating and other costs incurred in providing the particular Marketing and Other Services. In no event, however, will such fees charged to ENDEAVOUR be greater than the fees charged by the Affiliate of COHORT performing the Marketing and Other Services to COHORT or J-W Operating Company. Notwithstanding anything to the contrary set forth in this Agreement, neither Cohort nor any Affiliate have any obligation to continue to provide Marketing and Other Services to ENDEAVOUR with respect to any Well at any time after the provision of such Marketing and Other Services becomes uneconomic and such services are no longer being provided to COHORT with respect to such Well.
[SIGNATURE PAGE FOLLOWS]

In Witness Whereof, this Agreement is executed and effective as of the Effective Date first above written.

COHORT ENERGY COMPANY		ENDEAVOUR OPERATING CORPORATION

By:	/s/ Gene C. Daley	By:	/s/ Bruce H. Stover
	Its President		Its: Executive Vice President

Exhibit B

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00001-001	JAN H. LUFFEY	03/19/07			200708809	Gregg
TX-183-00001-002	PATTI K. HENDERSON	03/19/07			200708820	Gregg
TX-183-00001-003	BONNIE G. HENDERSON	03/19/07			200708811	Gregg
TX-183-00001-004	ANN H. DOWD	03/19/07			200708821	Gregg
TX-183-00002-001	LEE LASATER	03/27/07			200712261	Gregg
TX-183-00002-002	LYNNE L. WASLOHN TRUST UTD 11.21.03	03/14/07			200708808	Gregg
TX-183-00002-003	ANN LASATER	03/01/07			200708826	Gregg
TX-183-00003-001	NAT B. ALLEN, III	03/02/07			200708829	Gregg
TX-183-00003-002	POLLY ALLEN HIX	03/02/07			200708823	Gregg
TX-183-00003-003	MADALYN MARCHMANN JONES	04/25/07			200712265	Gregg
TX-183-00003-004	MARYLYN MARCHMANN PATRICK	04/25/07			200712266	Gregg
TX-183-00003-005	LOUISE ALLEN LOGAN	03/02/07			200708828	Gregg
TX-183-00003-006	JACQUELYN HURST JAMESON	02/27/07			200710708	Gregg
TX-183-00003-007	WILLIAM CARTER	04/06/07			200710710	Gregg
TX-183-00003-008	DAVIS P. NOBLE	04/06/07			200710704	Gregg
TX-183-00003-009	JOSEPH H. HIGHT	04/06/07			200708816	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00003-010	EMILY HIGHT BELL	04/06/07			200708818	Gregg
TX-183-00003-011	JOHN W. NOBLE	04/06/07			200708810	Gregg
TX-183-00003-012	TE CARO GLOVER	04/06/07			200708815	Gregg
TX-183-00003-013	EMILY CARTER CHAVEZ	04/06/07			200708814	Gregg
TX-183-00003-014	BARBARA J. DECKER	07/24/07			200801302	Gregg
TX-183-00003-015	WILLIAM A STEWART	07/24/07			200801298	Gregg
TX-183-00003-016	JOSEPH C. STEWART	07/24/07			200801299	Gregg
TX-183-00003-017	MARCUS WOOD HIGHT	05/14/07			200713388	Gregg
TX-183-00004-001	CANDI CAMPBELL	04/09/07			200712262	Gregg
TX-183-00004-002	TOM LANDERS	04/05/07			200708819	Gregg
TX-183-00005-001	DANIEL DALTON	06/14/07			200717223	Gregg
TX-183-00005-002	CHARLES MEADOWS	03/23/07			200708822	Gregg
TX-183-00005-003	MARY MITCHELL	03/26/07			200710709	Gregg
TX-183-00005-004	MAURINE CHANCEY	03/26/07			200710705	Gregg
TX-183-00005-005	FIRST BAPTIST CHURCH OF ABILENE	05/16/07			200712259	Gregg
TX-183-00006-001	DOROTHY JO HILL, ET VIR.	04/09/07			200708976	Gregg
TX-183-00007-001	FRANK HUGHEY	05/16/07			200713389	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00007-002	W. R. HUGHEY, II	05/16/07			200712264	Gregg
TX-183-00007-003	LEO BERMAN	06/15/07			200717216	Gregg
TX-183-00007-004	JUANITA S CRAWFORD ET AL	08/30/07			200801295	Gregg
TX-183-00008-001	CHARLES SHAW TAYLOR	03/21/07			200708825	Gregg
TX-183-00009-001	GLORIA T. WISMAR	03/21/07			200708824	Gregg
TX-183-00009-002	NANCY T. KENNEDY	03/21/07			200708827	Gregg
TX-183-00010-001	MELINDA STARKEY GREEN	03/27/07			200708813	Gregg
TX-183-00011-001	WILLIAM LEE BEARD, ET AL.	05/08/07			200710703	Gregg
TX-183-00012-001	ESTATE OF BONNIE LOUISE HAYS	03/28/07			200708812	Gregg
TX-183-00012-002	JOE W. FEARS	03/27/07			200708817	Gregg
TX-183-00012-003	VIRGINIA FIELDS	03/28/07			200710707	Gregg
TX-183-00013-001	SARAH ANN ROBERTS	05/18/07			200713382	Gregg
TX-183-00013-002	JAMES MICHAEL SMALL	06/05/07			200713383	Gregg
TX-183-00014-001	CECILE K. BECHTOLD	06/12/07			200713384	Gregg
TX-183-00014-002	KENNETH W. BARDWELL	06/12/07			200717220	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00014-003	RANDALL J. MCLEROY	06/12/07			200717221	Gregg
TX-183-00014-004	JAMIE A. HINSON	06/12/07			200713385	Gregg
TX-183-00014-005	RICHARD C. MCLEROY	06/12/07			200713386	Gregg
TX-183-00015-000	BETTY WAGGONER	05/09/07			200712263	Gregg
TX-183-00016-000	LUCILLE HIETT, ET AL.	05/17/07			200712257	Gregg
TX-183-00017-001	R. H. SMITH	05/03/07			200710706	Gregg
TX-183-00017-002	NANCY KAY HUTCHINS	05/03/07			200712260	Gregg
TX-183-00018-001	CARLENE CARUSO	06/21/07			200714892	Gregg
TX-183-00018-002	PAT ORMS	06/18/07			200714893	Gregg
			3655	308	7010167	Harrison
TX-183-00018-003	DORIS MAXWELL	05/03/07			200713027	Gregg
TX-183-00018-004	WILLIAM L. WILLIAMS	05/03/07			200711152	Gregg
TX-183-00018-005	CHARLES C. WILLIAMS, JR.	05/03/07			200711151	Gregg
TX-183-00018-006	KAPLAN PARTNERS, LTD.	05/21/07			200712023	Gregg
TX-183-00018-007	ROBERT G. WILLIAMS	05/03/07			200712025	Gregg
TX-183-00018-008	AURIE A. WILLIAMS	05/03/07			200712026	Gregg
TX-183-00018-009	W. I. WARRICK, JR.	05/03/07			200715670	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00018-010	SAMUEL J. HUFFMAN, JR.	05/03/07			200715861	Gregg
TX-183-00019-001	ZELLA MAE CURTIS TUCKER	06/05/07			200714894	Gregg
TX-183-00019-002	WILLIAM P. CURTIS	06/05/07			200713026	Gregg
TX-183-00019-003	JANE ANN CURTIS NELSON	06/05/07			200713191	Gregg
TX-183-00020-000	HENRY Z. GROGAN	10/31/06			200628319	Gregg
TX-183-00021-001	WILLIAM GROGAN	10/31/06			200704229	Gregg
TX-183-00021-003	*BETTE JO HUFFMAN	03/19/09			200902567, 200826356	Gregg
TX-183-00021-004	* BILLIE L D FULLER	12/01/08			200902569, 200826355	Gregg
TX-183-00021-005	* FIRST BAPTIST CHURCH OF ABILENE	11/03/08			200902568, 200826357	Gregg
TX-183-00021-006	CYNTHIA P DICKERSON	12/17/08			200902563	Gregg
TX-183-00021-007	ALICE J D WHITEHURST	12/29/08			200902564	Gregg
TX-183-00021-008	PATSY A D CEFALU	12/29/08			200902565	Gregg
TX-183-00021-009	VIRGINIA E W MCLENDON	12/17/08			200902566	Gregg
TX-183-00021-010	GUIDE STONE FINANCIAL RESOURCES	11/18/08			200902551	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00021-011	GROGAN FAMILY HOLDING COMPANY, LLC	12/01/08			200902560	Gregg
TX-183-00021-012	KENNETH E RESSOR, ET AL	04/16/09			200911644	Gregg
TX-183-00022-001	GEORGE GROGAN	10/31/06			200628318	Gregg
TX-183-00023-001	RLC PARTNERS LIMITED & KAPLAN PARTNERS	02/16/07			200706142	Gregg
TX-183-00024-001	BETTY J HORANEY	01/08/08			200801677	Gregg
TX-183-00024-002	THOMAS WOOLEY	04/09/07			200708773	Gregg
TX-183-00024-003	WILLIAM BUSSEY	12/17/07			200805585	Gregg
TX-183-00024-004	BEN LETOURNEAU	03/28/07			200708777	Gregg
TX-183-00024-005	VIVIAN GORDON	12/12/08			200902561	Gregg
TX-183-00024-006	KENNETH GLAZE	12/12/08			200902562	Gregg
TX-183-00024-007	DAVID R GARBARINE	12/09/08			200902554	Gregg
TX-183-00024-008	DOROTHY GIBSON	12/12/08			200902552	Gregg
TX-183-00024-009	EVELYN C HITT	12/12/08			200902553	Gregg
TX-183-00024-010	LYNN MIKESELL	12/12/08			200902557	Gregg
TX-183-00024-011	LAURA GLAZE	12/12/08			200902570	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00025-001	JANET GAIL HENDERSON KOBZA	04/12/07			200709773	Gregg
TX-183-00025-002	DON HENDERSON, ET UX.	04/12/07			200709774	Gregg
TX-183-00025-003	ROY HOWELL HENDERSON	04/12/07			200709772	Gregg
TX-183-00026-000	JAMES BLAKELEY & ET UX	11/17/06			200628323	Gregg
TX-183-00027-001	JULIA KUEMPEL HEBBE	10/19/06			200628321	Gregg
TX-183-00027-002	NINA SUE HENDERSON GROSS	10/19/06			200628320	Gregg
TX-183-00028-000	MARGARET HIETT BLAKELEY	11/14/06			200628322	Gregg
TX-183-00029-001	NINA SUE HENDERSON GROSS	01/08/07			200701820	Gregg
TX-183-00029-002	JULIA KUEMPEL HEBBE	01/08/07			200701819	Gregg
TX-183-00030-001	ALMA LUCILLE DENNARD-BUCK	02/05/07			200706139	Gregg
TX-183-00030-002	MADGE GILPIN	02/05/07			200704230	Gregg
TX-183-00031-000	ALPINE PRESBYTERIAN CHURCH	02/08/07			200704227	Gregg
TX-183-00032-001	NANCY HARDY SALEM	01/23/07			200706138	Gregg
TX-183-00032-002	CHARLES P. QUINN, ET UX	01/23/07			200702840	Gregg
TX-183-00033-001	MINNIE MAE PALMER	02/06/07			200704228	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00033-002	WILLIAM L. MORROW	06/29/07			200715672	Gregg
TX-183-00033-003	ELAINE MORROW TILLER	06/29/07			200715671	Gregg
TX-183-00033-004	CHARLES MORROW	06/29/07			200715860	Gregg
TX-183-00034-000	DILCIE FLEMING	02/08/07			200706144	Gregg
TX-183-00035-000	BERNICE KRANZ	02/08/07			200706141	Gregg
TX-183-00036-000	JAMES W. KRANZ, ET UX.	02/08/07			200706140	Gregg
TX-183-00037-000	JOANN LOVICK	02/15/07			200706143	Gregg
TX-183-00038-000	LAVERNE MCKELVEY	03/19/07			200710776	Gregg
TX-183-00042-001	HAROLD WOOD	04/30/07			200711150	Gregg
TX-183-00042-002	PATRICIA BENTON REAGAN	04/30/07			200712024	Gregg
TX-183-00043-001	PERRY L. HUFFMAN TRUST	05/29/07	3641	101	7009144	Harrison
TX-183-00043-002	MARGIE N. LILE	05/29/07	3641	122	7009147	Harrison
TX-183-00043-003	JAMES KEVIN MCLENDON	05/29/07	3641	94	7009143	Harrison
TX-183-00043-004	KAROL DENISE MCLENDON	05/29/07	3641	108	7009145	Harrison
TX-183-00043-005	PATSY E. TEAGUE	05/29/07	3641	115	7009146	Harrison
TX-183-00044-001	WILLIAM M. HUFFMAN	05/29/07	3641	129	7009148	Harrison
TX-183-00045-000	JOHN C. WHITAKER	07/12/07	3667	21	7011021	Harrison

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00046-001	SUE A. COCKE	07/31/07			2009-009015198	Harrison
TX-183-00046-002	MARY L. RUFF	07/31/07			2009-009015197	Harrison
TX-183-00046-003	JON B. RUFF	07/31/07			2009-009015196	Harrison
TX-183-00046-004	JERE J. RUFF	07/31/07			2009-009015199	Harrison
TX-183-00047-000	ALLISON MCKNIGH T	02/21/07			200714889	Gregg
TX-183-00048-001	TERA ELAINE BUSSEY	03/09/07			200714890	Gregg
TX-183-00048-002	RONNIE E. BUSSEY	03/09/07			200714891	Gregg
TX-183-00049-000	ELOISE J. HERNDON	02/21/07			200714888	Gregg
TX-183-00050-001	EDITH MARIE REEL, ET AL.	08/02/07	3879	166	8006821	Harrison
TX-183-00050-002	BRENDA J. SMALL, ET AL.	07/31/07	3879	170	8006822	Harrison
TX-183-00050-003	ROBERT BLALOCK	08/06/07	3696	28	7012922	Harrison
TX-183-00050-004	ANNIE RHODES	08/06/07	3696	15	7012919	Harrison
TX-183-00050-005	VIRGINA BLALOCK	08/06/07	3719	63	7014472	Harrison
TX-183-00051-001	JOHN MCGREDE	06/08/07	3805	59	8001033	Gregg
TX-183-00051-002	EVA JO LUPTON	06/08/07	3805	52	8001032	Gregg
TX-183-00052-001	COOPER G. DIBRELL	08/15/07			200801297	Gregg
TX-183-00054-001	JAMES E. KILLINGSWORTH	06/15/07			200717217	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00054-002	JOE MICHAEL KILLINGS WORTH	06/15/07			200717218	Gregg
TX-183-00054-003	THOMAS IKE KILLINGS WORTH	06/15/07			200717222	Gregg
TX-183-00055-001	JD MCFARLAND	05/23/07			200712258	Gregg
TX-183-00056-000	DEBORAH N. HIGHTOWER ET AL	09/24/07			200801301	Gregg
TX-183-00057-000	DOROTHY SHOUSE, ET VIR	06/22/07			200717225	Gregg
TX-183-00058-001	TILLMAN JOHNSON	09/14/07			200801296	Gregg
TX-183-00059-001	M M MITCHELL FAMILY PARTNERSHIP,LP	07/26/07	3805	48	8001031	Gregg
TX-183-00060-000	JUDITH COKER MORRISON	06/22/07			200717224	Gregg
TX-183-00061-001	GERTRUDE ALEXANDER	01/17/08			200804210	Gregg
TX-183-00061-002	EVELYN C HITT	01/17/08			200804208	Gregg
TX-183-00061-003	JUDITH BECHTOLD	02/08/08			200804206	Gregg
TX-183-00061-004	PHILLIP PERKINS	02/08/08			200804207	Gregg
TX-183-00061-005	NAOMI BASSETT	01/17/08			200804209	Gregg
TX-183-00062-001	J E JENKINS, ET UX	11/13/07			200801676	Gregg
TX-183-00063-000	BUDDY WOOLLEY, ET UX	01/14/08	3807	250	8001239	Harrison

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00064-000	EDDIE GIBSON, ET UX	01/10/08	3807	259	8001242	Harrison
TX-183-00065-000	DONALD E WARRICK	01/11/08	3807	253	8001240	Harrison
TX-183-00066-001	WELDON MCFARLAND, ET UX	01/17/08	3807	256	8001241	Harrison
TX-183-00066-002	PAULETTE TURNER, ET VIR	01/21/08	3814	81	8001806	Harrison
TX-183-00066-003	MARSHA IVEY, ET VIR	01/21/08	3814	75	8001804	Harrison
TX-183-00066-004	MELISSA MCFARLAND	01/21/08	3814	78	8001805	Harrison
TX-183-00067-000	WELDON MCFARLAND, ET UX	01/14/08	3807	262	8001243	Harrison
TX-183-00068-001	TRACY L ATKINS	12/29/07	3807	268	8001245	Harrison
TX-183-00068-002	THOMAS J CONNELLY	01/10/08	3807	265	8001244	Harrison
TX-183-00069-001	MELISSA MCFARLAND	02/20/08	3831	90	8003156	Harrison
TX-183-00069-002	PAULETTE TURNER, ET VIR	02/20/08	3831	93	8003157	Harrison
TX-183-00069-003	WELDON MCFARLAND, ET UX	02/20/08	3824	91	8002577	Harrison
TX-183-00069-004	MARSHA IVEY, ET VIR	02/20/08	3831	87	8003155	Harrison
TX-183-00075-001	CHARLOTTE S GERMAIN	07/14/08			200816662	Gregg
TX-183-00075-002	JENETH SCIVALLY	11/20/07			200816661	Gregg
TX-183-00075-003	AUBREY J MCGREDE, JR	01/06/09			200908170	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00075-004	BARRY N WINNINGHAM	02/24/09			200908171	Gregg
TX-183-00075-005	JAMIE L M TURNER	02/14/09			200908174	Gregg
TX-183-00075-006	JAMES W WINNINGHAM	02/24/09			200908173	Gregg
TX-183-00075-007	GEORGINA H PINE	02/24/09			200908172	Gregg
TX-183-00075-008	TONY N KILLINGSWORTH	01/26/09			200902558	Gregg
TX-183-00075-009	EDWARD F LIVSEY	01/26/09			200902559	Gregg
TX-183-00075-010	CHARLES E DUKE	01/15/09			200902555	Gregg
TX-183-00075-011	PATRICIA A M CROSS	01/06/09			200902556	Gregg
TX-183-00075-012	KATHLEEN M H COY	01/30/09			200908182	Gregg
TX-183-00075-013	WILLIAM H WINNINGHAM	01/26/09			200908178	Gregg
TX-183-00075-014	ROBERT K KILLINGSWORTH	01/30/09			200908176	Gregg
TX-183-00075-015	MARY M MARTINEZ	02/03/09			200908181	Gregg
TX-183-00075-016	FAITH M MCGREDE	01/06/09			200908179	Gregg
TX-183-00075-017	JOHN J MCGREDE	01/30/09			200908180	Gregg
TX-183-00075-018	LINDA M SHARPLES	01/30/09			200908175	Gregg
TX-183-00075-019	WILLIAM H WINNINGHAM	01/26/09			200908177	Gregg
TX-183-00075-020	JAMES B BURNAM	01/24/09			200908183	Gregg

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	CO
TX-183-00076-001	BETTE J HUFFMAN	05/04/09			200911649	Gregg
TX-183-00076-002	BILLY REED, ET UX	05/05/09			200911652	Gregg
TX-183-00076-003	DONALD E LOWREY, ET UX	05/05/09			200911651	Gregg
TX-183-00076-004	BENITO G PEREZ, ET UX	05/04/09			200911650	Gregg
TX-183-00076-005	ALPINE PRESBYTERIAN CHURCH	05/06/09			200911653	Gregg
TX-183-00076-006	DALMA J NIX	06/01/09			200915615	Gregg
TX-183-00076-007	ELWANDA M BURGESS	06/01/09			200915617	Gregg
TX-183-00076-008	JIMMIE R KEITH	06/01/09			200915616	Gregg
TX-183-00076-009	JAMES C PEPPER	06/01/09			200915618	Gregg
TX-183-00076-010	ETHEL G INGRAM	06/01/09			200915619	Gregg

PA-023-00001-000	BRUCE W BUSH, ET UX	NPPU	06/10/2008	06/10/13	PA	Cameron	196	457	200800716	155.50	155.50	66,087.50
PA-023-00002-000	JOHN M GUISTO, ET UX	NPPU	06/13/2008	06/13/13	PA	Cameron	196	455	200800715	79.17	79.17	0.00
PA-023-00003-000	JEFFREY A JOHNSON, ET UX	NPPU	06/26/2008	06/26/13	PA	Cameron	196	459	200800717	38.40	38.40	0.00
PA-023-00004-000	JASON COPP	NPPU	06/13/2008	06/13/13	PA	Cameron	196	461	200800718	17.00	17.00	0.00
PA-023-00005-000	JOHN F MCMANIGLE, ET UX	NPRR	06/15/2006	06/15/11	PA	Cameron	183	141	200600997	334.00	292.25	0.00
PA-023-00007-000	RANDY F STOUT, ET AL	NPRR	02/20/2006	02/20/10	PA	Cameron	178	434	200600205	688.00	602.00	0.00
PA-023-00008-000	CHRIS LUNT	NPRR	06/08/2006	06/08/10	PA	Cameron	183	385	200601050	217.00	189.88	2,170.00
PA-023-00009-000	JAMES A REED, ET UX	NPPU	06/28/2008	06/28/13	PA	Cameron				27.17	27.17	11,547.25
PA-023-00010-000	LOUIS SLYDER	NPPU	01/21/2008	01/21/13	PA	Cameron	193	385	200800135	1,364.00	1,193.50	0.00
PA-023-00011-000	ROBERT B WARD	NPRR	07/25/2006	07/25/14	PA	Cameron	183	713	200601123	139.00	121.63	0.00
PA-023-00012-000	BARBARA S RICE	NPRR	02/01/2008	02/01/13	PA	Cameron	193	399	200800139	1,121.00	980.88	0.00
PA-023-00014-000	W ANSON MASON, ET AL	NPRR	08/25/2006	08/25/11	PA	Cameron	183	381	200601049	200.00	175.00	0.00
PA-023-00015-000	KIMBERLY VANDERBILT, ET VIR	NPPU	04/12/2008	04/12/12	PA	Cameron	195	207	200800465	217.00	189.88	0.00
PA-023-00016-000	LEWIS & HOCKENBERRY, INC	NPRR	06/16/2006	06/16/11	PA	Cameron	183	137	200600996	497.00	434.88	0.00
PA-023-00017-000	JAMES J VADIMSKY	NPPU	06/05/2006	06/05/11	PA	Cameron	184	175	200601194	16.50	14.44	0.00
PA-023-00018-000	CAMERON LAND DEVELOPMENT, INC	NPRR	06/15/2006	06/15/11	PA	Cameron	183	145	200600998	676.00	591.50	0.00
PA-023-00019-001	JAMES LINDSTROM, ET UX	NPRR	08/17/2006	08/17/11	PA	Cameron	185	246	200700008	230.00	201.25	0.00
PA-023-00020-000	JAMES R JONES, ET AL	HBP	09/02/2000	09/02/02	PA	Cameron	142	253		1,790.64	1,566.81	0.00
PA-023-00021-000	PARDEE MINERALS, LLC	HBP	12/01/2005	03/01/09	PA	Cameron	194	350	200800317	6,551.00	5,732.13	0.00
PA-023-00021-000	PARDEE MINERALS, LLC	HBP	12/01/2005	03/01/09	PA	Cameron	194	350	200800317	2,240.00	2,240.00

PA-023-00022-001	JEANNE SOUTHER	NPPU	07/21/2008	07/21/13	PA	Cameron	197	268	200800857	48.00	48.00	0.00
PA-023-00022-002	DENISE GLICKMAN	NPPU	07/28/2008	07/28/13	PA	Cameron	197	266	200800856	48.00	48.00	0.00
PA-023-00023-001	JAMES R BOWERS, ET UX	NPPU	08/21/2008	08/21/13	PA	Cameron	197	494	200800927	50.00	50.00	21,250.00
PA-023-00023-002	DOROTHY M L YAZACH	NPPU	10/08/2008	10/08/13	PA	Cameron	198	498	200801143	50.00	50.00	0.00
PA-023-00024-001	LARUE SWANK	NPPU	07/23/2008	07/23/13	PA	Cameron	197	502	200800931	58.67	58.67	24,935.75
PA-023-00024-002	EUGENE SWANK	NPPU	07/23/2008	07/23/13	PA	Cameron	197	427	200800901	11.67	11.67	4,957.84
PA-023-00024-003	ROSALIE IVES	NPPU	08/25/2008	08/25/13	PA	Cameron	198	482	200801135	11.67	11.67	4,958.28
PA-023-00025-000	LOUISE S CONWAY	NPPU	07/15/2008	07/15/13	PA	Cameron	197	425	200800900	149.50	149.50	63,537.50
PA-023-00026-000	DALE M LEWIS, ET UX	NPPU	07/01/2008	07/01/13	PA	Cameron	197	498	200800929	38.60	38.60	0.00
PA-023-00027-000	JAMES B MACMILLAN, ET UX	NPPU	07/02/2008	07/02/13	PA	Cameron	197	429	200800902	72.30	72.30	30,727.50
PA-023-00028-000	KEVIN R JACK, ET UX	NPPU	08/23/2008	08/23/13	PA	Cameron	197	490	200800925	15.80	15.80	0.00
PA-023-00029-000	HARRY T YOTHERS, ET UX	NPPU	08/14/2008	08/14/13	PA	Cameron	197	492	200800926	18.54	18.54	0.00
PA-023-00030-000	RICHARD J MANARINA	NPPU	07/29/2008	07/29/13	PA	Cameron				163.00	163.00	0.00
PA-023-00031-000	DENNIS W COTTRELL, ET UX	NPPU	08/15/2008	08/15/13	PA	Cameron	197	496	200800928	16.01	16.01	0.00
PA-023-00032-000	JOSEPH GEHRINGER	NPPU	08/27/2008	08/27/13	PA	Cameron	197	504	200800932	261.00	261.00	110,925.00
PA-023-00033-000	RONNIE M GROVE, ET UX	NPPU	07/25/2008	07/25/13	PA	Cameron				186.50	186.50	0.00
PA-023-00034-000	EUGENE D SWANK, ET UX	NPPU	07/23/2008	07/23/13	PA	Cameron	197	500	200800930	3.00	3.00	1,275.00
PA-023-00035-001	SANDRA R HORNUNG, ET VIR	NPPU	09/09/2008	09/09/13	PA	Cameron	198	486	200801137	41.35	41.35	0.00
PA-023-00035-002	GEORGE L SEIFERT, ET UX	NPPU	09/13/2008	09/13/13	PA	Cameron	198	488	200801138	41.35	41.35	0.00
PA-023-00036-001	PETER F GRIMONE	NPPU	09/30/2008	09/30/13	PA	Cameron	198	476	200801132	13.40	13.40	0.00

PA-023-00036-002	RICHARD A MCLEAN	NPPU	09/30/2008	09/30/13	PA	Cameron	198	478	200801133	13.40	13.40	0.00
PA-023-00036-003	MARK D KESTERHOLT, ET UX	NPPU	11/03/2008	11/03/13	PA	Cameron	199	127	200801271	9.99	9.99	0.00
PA-023-00037-000	TERRY L OLIVER, ET UX	NPPU	10/06/2008	10/06/13	PA	Cameron	198	472	200801130	19.31	19.31	0.00
PA-023-00038-000	QUANTUM PROCESS IMPROVEMENT INC	NPPU	09/10/2008	09/10/13	PA	Cameron	198	496	200801142	66.00	66.00	0.00
PA-023-00039-000	ANDREW J DILLOW, ET UX	NPPU	09/27/2008	09/27/13	PA	Cameron	198	490	200801139	77.00	77.00	0.00
PA-023-00040-000	STELLA A REBER	NPPU	09/27/2008	09/27/13	PA	Cameron	198	474	200801131	30.69	30.69	0.00
PA-023-00041-000	ROBERT J JONES, ET UX	NPPU	09/24/2008	09/24/13	PA	Cameron	198	484	200801136	80.14	80.14	0.00
PA-023-00042-001	JAMES R BOWERS, ET UX	NPPU	08/21/2008	08/21/13	PA	Cameron	198	793	200801231	44.47	44.47	18,899.22
PA-023-00043-000	CHARLES L HAYNES, ET UX	NPPU	09/14/2008	09/14/13	PA	Cameron	198	713	200801206	105.00	105.00	0.00
PA-023-00044-001	JAMES E MCCOLLAM JR, ET UX	NPPU	09/04/2008	09/04/13	PA	Cameron	198	795	200801232	45.35	45.35	0.00
PA-023-00045-000	PAUL R FALLECKER, ET UX	NPPU	10/22/2008	10/22/13	PA	Cameron	199	122	200801269	30.00	30.00	0.00
PA-023-00046-000	MAY HOLLOW SPORTSMAN CLUB	NPPU	09/12/2008	09/12/13	PA	Cameron	199	132	200801273	10.00	10.00	0.00
PA-023-00047-001	MARY M DAMRATOSKI	NPPU	11/01/2008	11/01/13	PA	Cameron	199	140	200801277	50.00	50.00	0.00
PA-023-00047-002	GEORGE P GEYER JR	NPPU	11/01/2008	11/01/13	PA	Cameron	199	138	200801276	50.00	50.00	0.00
PA-023-00048-001	LYMAN S DIBBLE, ET UX	NPPU	10/17/2008	10/17/13	PA	Cameron	199	144	200801279	35.85	35.85	0.00
PA-023-00048-002	JOHN L PRICE, ET UX	NPPU	10/17/2008	10/17/13	PA	Cameron	199	136	200801275	35.85	35.85	0.00
PA-023-00049-001	JOSEPH A BERRY	NPPU	10/06/2008	10/06/13	PA	Cameron	199	150	200801282	1.00	1.00	0.00
PA-023-00049-002	CHRISTINA A BERRY	NPPU	10/13/2008	10/13/13	PA	Cameron	199	146	200801280	1.00	1.00	0.00

PA-023-00050-001	THISTLE OAK FARM PARTNERSHIP	NPPU	10/23/2008	10/23/13	PA	Cameron	199	152	200801283	5.50	5.50	0.00
PA-023-00051-001	STEPHEN W NELSON	NPPU	10/23/2008	10/23/13	PA	Cameron	199	158	200801286	10.83	10.83	0.00
PA-023-00051-002	RENEE N FOSTER	NPPU	10/23/2008	10/23/13	PA	Cameron	199	156	200801285	10.83	10.83	0.00
PA-023-00051-003	HEATHER S NELSON	NPPU	10/23/2008	10/23/13	PA	Cameron	199	154	200801284	10.83	10.83	0.00
PA-023-00052-000	FRANK J NEMEC	NPPU	09/06/2008	09/06/13	PA	Cameron	198	480	200801134	50.00	50.00	0.00
PA-023-00053-001	RICHARD BOWERS, ET UX	NPPU	11/14/2008	11/14/13	PA	Cameron	199	191	200801299	4.38	4.38	0.00
PA-023-00053-002	GEORGE BOWERS	NPPU	11/13/2008	11/13/13	PA	Cameron	199	176	200801291	4.38	4.38	0.00
PA-023-00053-003	RICHARD BOWERS JR	NPPU	11/14/2008	11/14/13	PA	Cameron	199	186	200801295	4.38	4.38	0.00
PA-023-00053-004	KATHERINE BOWERS	NPPU	11/14/2008	11/14/13	PA	Cameron	199	181	200801293	4.38	4.38	0.00
PA-023-00053-005	DIANA L JONES, ET VIR	NPPU	02/04/2009	02/04/14	PA	Cameron	200	13	200900164	5.83	5.83	0.00
PA-023-00053-006	NATHAN T BATES	NPPU	02/06/2009	02/06/14	PA	Cameron	199	737	200900135	5.83	5.83	0.00
PA-023-00054-000	GARY WEHNER, ET UX	NPPU	10/24/2008	10/24/13	PA	Cameron	199	134	200801274	5.00	5.00	0.00
PA-023-00055-000	JAMES P THOMPSON, ET UX	NPPU	12/05/2008	12/05/13	PA	Cameron	199	117	200801267	37.00	37.00	0.00
PA-023-00056-000	DENNIS P MIGLICIO, ET UX	NPPU	11/24/2008	11/24/13	PA	Cameron				33.00	33.00	0.00
PA-023-00057-000	FRANK C CACKOWSKI, ET UX	NPPU	10/29/2008	10/29/13	PA	Cameron	199	733	200900133	71.79	71.79	0.00
PA-023-00058-001	CHARLES T BRITTON	NPPU	10/22/2008	10/22/13	PA	Cameron				104.50	104.50	0.00
PA-023-00059-001	FRANCIS L BARDO, ET UX	NPPU	12/19/2008	12/19/13	PA	Cameron	199	731	200900132	47.50	47.50	0.00
PA-023-00059-002	GEORGE R EPP III, ET UX	NPPU	01/29/2009	01/29/14	PA	Cameron	200	15	200900165	47.50	47.50	0.00
PA-023-00060-001	WALTER VORMSCHLAG, ET UX	NPPU	01/02/2009	01/02/14	PA	Cameron	199	729	200900131	18.03	18.03	0.00
PA-023-00060-002	MARK D KEITER, ET UX	NPPU	01/23/2009	01/23/14	PA	Cameron	199	727	200900130	22.68	22.68	0.00

PA-023-00061-000	CHARLES R THOMPSON JR, ET UX	NPPU	12/16/2008	12/16/13	PA	Cameron	199	725	200900129	37.00	37.00	0.00
PA-023-00062-000	KEITH M SCHALLES, ET UX	NPPU	10/24/2008	10/24/13	PA	Cameron	199	363	200900003	9.30	9.30	0.00
PA-023-00063-000	DAVID W MARSH, ET UX	NPPU	12/10/2008	12/10/13	PA	Cameron	199	203	200801303	69.00	69.00	0.00
PA-023-00064-000	PAULINE M WILLIAMSON	NPPU	01/22/2009	01/22/14	PA	Cameron	199	723	200900128	38.62	38.62	0.00
PA-023-00065-000	DENNIS P MIGLICIO	NPPU	11/24/2008	11/24/13	PA	Cameron	199	208	200801305	12.45	12.45	0.00
PA-023-00066-001	JEFFERY D HERROLD, ET UX	NPPU	01/14/2009	01/14/14	PA	Cameron	200	9	200900162	30.20	30.20	0.00
PA-023-00066-002	MARY B HIRST, ET VIR	NPPU	01/27/2009	01/27/14	PA	Cameron	200	11	200900163	30.20	30.20	0.00
PA-023-00066-003	ROBERT B HERROLD, ET UX	NPPU	01/14/2009	01/14/14	PA	Cameron	200	19	200900167	30.20	30.20	0.00
PA-023-00066-004	GLENN M HERROLD, ET UX	NPPU	01/14/2009	01/14/14	PA	Cameron	200	17	200900166	30.20	30.20	0.00
PA-023-00067-001	PETER F GRIMONE	NPPU	01/07/2009	01/07/14	PA	Cameron	200	7	200900161	8.25	8.25	0.00
PA-023-00067-002	MATTHEW D MCLEAN	NPPU	01/06/2009	01/06/14	PA	Cameron	199	745	200900139	8.25	8.25	0.00
PA-023-00068-000	ERNEST S WENNIN	NPPU	11/12/2008	11/12/13	PA	Cameron	199	735	200900134	23.00	23.00	0.00
PA-023-00069-001	JAMES S HORNUNG, ET UX	NPPU	02/12/2009	02/12/14	PA	Cameron	199	739	200900136	85.45	85.45	0.00
PA-023-00069-002	PAUL E HORNUNG	NPPU	02/12/2009	02/12/14	PA	Cameron	199	741	200900137	85.45	85.45	0.00
PA-023-00070-000	F BRUCE WHITMAN, ET UX	NPPU	01/09/2009	01/09/14	PA	Cameron	199	743	200900138	3.48	3.48	0.00
PA-023-00071-000	MICHAEL W CATALANO, ET UX	NPPU	11/01/2008	11/01/13	PA	Cameron	200	95	200900190	91.20	91.20	0.00
PA-023-00072-000	VICTOR M FREDERICK III, ET UX	NPPU	02/17/2009	02/17/14	PA	Cameron	200	217	200900215	30.69	30.69	0.00
PA-023-00073-001	HEATHER R SNEDDON, ET VIR	NPPU	01/24/2009	01/24/14	PA	Cameron	200	253	200900229	13.75	13.75	0.00
PA-023-00073-002	SETH M DESABATO, ET UX	NPPU	03/18/2009	03/18/14	PA	Cameron	200	622	200900323	13.75	13.75	0.00

PA-023-00074-000	JAMES R JONES, ET UX	NPRR	02/28/2009	02/28/14	PA	Cameron	200	107	200900195	103.00	90.13	0.00
PA-033-00001-001	ELIZABETH P SEIBERT	NPPU	09/08/2008	09/08/13	PA	Clearfield			200819339	87.97	87.97	0.00
PA-033-00001-002	ANN C PARDEE	NPPU	08/22/2008	08/22/13	PA	Clearfield			200819340	87.97	87.97	0.00
PA-033-00001-003	MARION C COHEN	NPPU	09/04/2008	09/04/13	PA	Clearfield			200819335	21.99	21.99	0.00
PA-033-00001-004	WILLIAM G FOULKE JR	NPPU	09/26/2008	09/26/13	PA	Clearfield			200819338	14.66	14.66	0.00
PA-033-00001-005	LOUISA F NEWLIN	NPPU	09/18/2008	09/18/13	PA	Clearfield			200819337	14.66	14.66	0.00
PA-033-00001-006	CALVIN P ERDMAN JR	NPPU	08/19/2008	08/19/13	PA	Clearfield			200819333	11.00	11.00	0.00
PA-033-00001-007	CHARLES R ERDMAN III	NPPU	08/19/2008	08/19/13	PA	Clearfield			200819332	8.80	8.80	0.00
PA-033-00001-008	DAVID ERDMAN	NPPU	08/25/2008	08/25/13	PA	Clearfield			200819331	8.80	8.80	0.00
PA-033-00001-009	MICHAEL P ERDMAN	NPPU	08/25/2008	08/25/13	PA	Clearfield			200819330	8.80	8.80	0.00
PA-033-00001-010	HAROLD B ERDMAN, ET UX	NPPU	08/19/2008	08/19/13	PA	Clearfield			200819329	8.80	8.80	0.00
PA-033-00001-011	PETER E B ERDMAN	NPPU	08/26/2008	08/26/13	PA	Clearfield			200819328	8.80	8.80	0.00
PA-033-00001-012	LINDA BRINGHURST	NPPU	11/10/2008	11/10/13	PA	Clearfield			200819342	2.04	2.04	0.00
PA-033-00001-013	DOLLY P LANTZ	NPPU	09/03/2008	09/03/13	PA	Clearfield			200819327	175.94	175.94	0.00
PA-033-00001-014	CAROLYN L E SAEZ-FALCON	NPPU	09/02/2008	09/02/13	PA	Clearfield			200819334	11.00	11.00	0.00
PA-033-00001-015	MARILYN HOWARTH, ET VIR	NPPU	09/30/2008	09/30/13	PA	Clearfield			200819341	14.66	14.66	0.00
PA-033-00001-016	WALTER L FOULKE, ET UX	NPPU	07/25/2008	07/25/13	PA	Clearfield			200819336	14.66	14.66	0.00
PA-047-00001-001	DEAN L JORDAN, ET UX	NPPU	08/04/2008	08/04/13	PA	Elk			2008-003790	18.15	18.15	0.00
PA-047-00001-002	HUGH B JORDAN	NPPU	08/21/2008	08/21/13	PA	Elk			2008-005019	7.50	7.50	0.00
PA-047-00001-003	HUGH B JORDAN, ET UX	NPPU	08/21/2008	08/21/13	PA	Elk			2008-005020	10.65	10.65	0.00

										20,396.19	18,628.18

LEASE #	LESSOR	STATUS	EFF DTE	EXP DTE	STATE	COUNTY	BK	PG	REG #	OUR NA	NET ACRES
PA-047-00002-000	MICALE BROS INC, ET AL	NPRR	02/07/2006	02/07/11	PA	Elk	547	651		992.50	744.38
PA-047-00003-000	JONES FAMILY TRUST	NPRR	08/30/2005	08/30/10	PA	Elk			2007-001330	1,000.00	750.00
PA-047-00004-000	ALLEGHENY ENTERPRISES, INC	NPRR	07/01/2008	07/01/13	PA	Elk			2008-004079	457.75	343.31
	PONTZER LEASE 1	NPRR	05/06/2008		PA	Elk				6,900.00	5175.00
	PONTZER LEASE 2	NPRR	05/19/2008		PA	Elk				0.00

										9,350.25	7,012.69

LEASE #	LESSOR	EFF DTE	COUNTY	BK	PG	REG #
LA-013-00346-000	WILLIAM G FOWLER, ET UX	10/18/07	Bienville			20074496
LA-013-00357-000	RYANIE O EVANS	11/30/07	Bienville			20081512
LA-013-00358-000	NAN B WIGGINS	12/05/07	Bienville			20081503
LA-013-00359-000	JASON D EDWARDS	11/28/07	Bienville			20081515
LA-013-00360-000	EUGENIA J S MINTER	12/05/07	Bienville			20081511
LA-013-00361-000	EVIE F C HALL, ET AL	04/12/08	Bienville			20081517
LA-013-00362-000	OVERTON V ROWELL, ET UX	03/03/08	Bienville			20081516
LA-013-00364-001	VIVIAN E JONES, ET AL	01/14/08	Bienville			20081514
LA-013-00364-002	DONALD F TOMS	11/28/07	Bienville			20081513
LA-013-00365-001	DENNIS F JILES, ET UX	03/04/08	Bienville			20081505
LA-013-00365-002	DIANA J JONES, ET VIR	03/04/08	Bienville			20081504
LA-013-00365-003	JUDY J MCQUISTON, ET VIR	03/04/08	Bienville			20081506
LA-013-00367-000	CHARLES S LEWIS	05/11/08	Bienville			20081528
LA-013-00368-000	BILLY R TODD	04/26/08	Bienville			20081522
LA-013-00369-000	SONYA W KIRKHAM	05/10/08	Bienville			20081539
LA-013-00370-000	RANDALL B LORD, ET UX	04/06/08	Bienville			20081534
LA-013-00371-000	ANDREW M LORD JR, ET UX	04/07/08	Bienville			20081533

LEASE #	LESSOR	EFF DTE	COUNTY	BK	PG	REG #
LA-013-00372-000	DORTHY F P PATE	07/07/08	Bienville			20081536
LA-013-00373-000	KAREN A COLLIER	04/29/08	Bienville			20081531
LA-013-00374-000	MARY A FULKERSON	04/29/08	Bienville			20081535
LA-013-00375-000	JERRY A HOLLOWELL, ET UX	04/20/08	Bienville			20081532
LA-013-00376-000	ROBERT L ROWELL, ET UX	04/11/08	Bienville			20081523
LA-013-00378-000	CROSS CREEK PROPERTIES LLC	04/10/08	Bienville			20081519
LA-013-00379-000	HUEY CASKEY, ET UX	04/20/08	Bienville			20081527
LA-013-00380-000	NOAH T ADAMS, ET UX	04/13/08	Bienville			20081538
LA-013-00381-000	DAGIEL MATHEWS, ET UX	04/28/08	Bienville			20081537
LA-013-00382-000	GARLAND C COOK	04/20/08	Bienville			20081540
LA-013-00383-000	ELIZABETH A MADDEN	04/27/08	Bienville			20081521
LA-013-00384-000	CLAUDE W RAGSDALE, ET UX	04/27/08	Bienville			20081529
LA-013-00385-000	JOHN A TODD JR	04/20/08	Bienville			20081526
LA-013-00386-000	MARK J HAYS, ET UX	04/20/08	Bienville			20081520
LA-013-00406-001	CONSTANCE A CROW	04/19/08	Bienville			20081525
LA-013-00406-002	PATRICIA C BARTEE	04/19/08	Bienville			20081786
LA-013-00407-000	MARY N DAVIS, ET AL	04/20/08	Bienville			20081530
LA-013-00417-001	ROBERT L ROWELL	04/11/08	Bienville			20081524
LA-013-00418-000	THERESA B C MATHEWS	04/20/08	Bienville			20081541
LA-013-00419-000	GORDON P WOODALL REV TRUST	05/19/08	Bienville			20081650
LA-013-00420-001	DORIS R STAGG	04/15/08	Bienville			20081809
LA-013-00420-002	HAZEL R POTTS	04/15/08	Bienville			20081810
LA-013-00420-003	DOROTHY H R JONES	04/15/08	Bienville			20082021
LA-013-00420-004	ROBERT B REESE, ET AL	04/15/08	Bienville			20082022
LA-013-00420-005	LISA H MULLER, ET AL	04/15/08	Bienville			20081811
LA-013-00421-001	FLORENCE S WILLIS	04/09/08	Bienville			20081808
LA-013-00425-000	GARY E PATTERSON, ET UX	04/01/05	Bienville			20054178
LA-013-00426-000	THOMAS E MADDEN, ET AL	04/05/05	Bienville			20054184
LA-013-00427-000	CONLEY R BARE, ET UX	04/11/05	Bienville			20054193
LA-013-00438-003	MARY F PAGE, ET AL	04/04/05	Bienville			20054182

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-013-00312-000	LEE A SMITH	12/12/03	962	417	20040062	Bienville
LA-013-00318-000	CLOIS I DALTON, ET UX	10/27/06			20065455	Bienville
LA-013-00319-000	KYLE KING	10/27/06			20065458	Bienville
LA-013-00321-000	RICHARD B KING SR, ET UX	10/27/06			20065457	Bienville
LA-013-00323-000	RACHEL J HICKMAN	01/16/07			20072497	Bienville
LA-013-00324-000	LOIN F JACOB, ET AL	01/24/07			20072496	Bienville
LA-013-00325-000	ROBERT M JACOB	01/22/07			20072495	Bienville
LA-013-00326-000	REGINALD MOORE	12/20/06			2007140	Bienville
LA-013-00327-000	CATHY N NASH, ET AL	07/03/07			20074394, 20074395	Bienville
LA-013-00328-000	PENNY J NIMMO	06/28/07			20074399	Bienville
LA-013-00329-000	JAMES D MORGAN, ET AL	06/21/07			20074398	Bienville
LA-013-00330-000	JAMES D MORGAN, ET UX	06/21/07			20074397	Bienville
LA-013-00331-000	DONALD R DEMERY, ET UX	08/06/07			20074396	Bienville
LA-013-00332-000	WALTER T MYRICK	06/05/07			20074393	Bienville
LA-013-00333-001	SANDRA M NICHOLS	08/09/07			20074392	Bienville
LA-013-00333-002	ROBERT G MCBRIDE	08/23/07			20074391	Bienville
LA-013-00333-003	LOUIS C MCBRIDE	06/14/07			20074390	Bienville
LA-013-00334-000	SAMMIE J STANALAND, ET UX	04/10/07			20074428	Bienville

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-013-00335-000	MICHAEL D STANALAND, ET UX	04/10/07			20074429	Bienville
LA-013-00336-000	JAMES H GRIGG, ET UX	06/25/07			20074433	Bienville
LA-013-00337-000	CYNTHIA A GRIGG	06/25/07			20074434	Bienville
LA-013-00338-000	STEVEN E PLUNKETT	06/27/07			20074435	Bienville
LA-013-00339-000	TIMOTHY O PLUNKETT	07/06/07			20074438	Bienville
LA-013-00340-000	TOMMY P BOGAN	07/06/07			20074439	Bienville
LA-013-00341-000	CHRISTPHOR R WEBB, ET UX	07/09/07			20074440	Bienville
LA-013-00342-000	BRADLEY K PEEPLES	07/19/07			20074441	Bienville
LA-013-00343-000	DONALD R WOODARD, ET UX	07/18/07			20074402	Bienville
LA-013-00344-000	VISION HOLDINGS LLC	06/28/07			20074400	Bienville
LA-013-00345-000	MARY N REIDER	08/02/07			20074403	Bienville
LA-013-00346-000	WILLIAM G FOWLER, ET UX	10/18/07			20074496	Bienville
LA-013-00347-000	JIMMY L EVANS	08/13/07			20074447	Bienville
LA-013-00348-000	ARTIVELL C GANT	06/04/07			20094613	Bienville
LA-013-00349-000	GLASCOW CHILDREN TRUST	06/28/07			20074401	Bienville
LA-013-00350-001	JERRY D GUIN	04/11/07			20074430	Bienville

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-013-00350-002	GAIL M L GUIN	01/03/08			20081518	Bienville
LA-013-00351-001	HOWARD M MATHEWS, ET AL	04/23/07			20074431	Bienville
LA-013-00351-002	MARGIE M SMITH, ET AL	04/23/07			20074432	Bienville
LA-013-00352-001	WILLIE W COE, ET UX	07/30/07			20074445	Bienville
LA-013-00352-002	BOBBIE L M EDWARDS	07/05/07			20074442	Bienville
LA-013-00352-003	SARAH E BURDINE, ET VIR	07/30/07			20074444	Bienville
LA-013-00352-004	CARROL E MESSINGER, ET VIR	07/30/07			20074443	Bienville
LA-013-00352-005	GLADYS A E BLACKBURN, ET AL	07/30/07			20074446	Bienville
LA-013-00353-001	DALLAS R MADDEN III	06/28/07			20074437	Bienville
LA-013-00353-002	THOMAS E MADDEN	06/28/07			20074436	Bienville
LA-013-00356-000	PULPWOOD PRODUCERS, INC.	01/18/08			20081510	Bienville
LA-013-00363-001	CLARENCE MADISON, ET AL	12/10/07			20080084	Bienville
LA-013-00366-001	CLARICE E MADDEN	02/01/08			20081507	Bienville
LA-013-00366-002	DALLAS R MADDEN, III	02/01/08			20081509	Bienville
LA-013-00366-003	THOMAS E MADDEN	02/01/08			20081508	Bienville
LA-013-00426-000	THOMAS E MADDEN, ET AL	04/05/05			20054184	Bienville

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-013-00439-000	DANNY E LITTON	08/20/09			20093225	Bienville
LA-013-00440-000	WILFRED BROSSETTE, ET UX	08/19/09			20093207	Bienville
LA-081-00024-000	DON W MARTIN, SR ET UX	05/17/06			206703	Red River
LA-081-00043-000	EDGAR CASON, ET UX	05/31/05	305	766	207422	Red River
LA-081-00079-000	KATHY M NEELY	12/06/06	308	1007	208599	Red River
LA-081-00094-019	CARL J BABIN JR	09/13/07			20074458	Bienville
LA-081-00094-020	KIMBERLY K BABIN	09/13/07			20074457	Bienville
LA-081-00094-021	JANICE B EVANS, ET AL	07/12/07			20074456	Bienville
LA-081-00094-022	SUSAN E AMIS	07/12/07			20074455	Bienville
LA-081-00094-023	RAYMOND T PAGE JR	07/03/07			20074452	Bienville
LA-081-00094-024	KEVIN W PAGE	07/03/07			20074453	Bienville
LA-081-00094-025	MICHAEL D EVANS	07/12/07			20074454	Bienville
LA-081-00094-026	CLYDE PERKINS	09/19/07			20074459	Bienville
LA-081-00094-027	BETTY J RICE	06/27/07			20074449	Bienville
LA-081-00094-028	GLEN R NORDYKE JR, ET AL	06/27/07			20074450	Bienville
LA-081-00094-029	KAREN F BLAYLOCK	09/13/07			20074494	Bienville
LA-081-00094-030	ROBERTA F TINER	09/13/07			20074495	Bienville
LA-081-00094-031	LEON B PAGE II, ET AL	06/26/07			20074448	Bienville

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-081-00094-032	RONDI B WEBER, ET AL	07/02/07			20074451	Bienville
LA-081-00132-000	STEPHEN G WOODARD, ET UX	10/15/07	314	683	211380	Red River
LA-081-00133-000	EDGAR L KETHLEY, ET UX	10/15/07	314	715	211395	Red River
LA-081-00134-000	HERMAN L LOWREY	11/12/07	314	925	211497	Red River
LA-081-00135-000	DIANNE L PRUDHOMME	11/12/07	314	921	211495	Red River
LA-081-00136-000	LEMERLE B MADDEN	11/05/07	314	923	211496	Red River
LA-081-00137-000	WILLIAM L CORNWELL	10/15/07	314	746	211406	Red River
LA-081-00138-000	ROBERT A PERKINS, ET UX	10/05/07	314	737	211402	Red River
LA-081-00139-000	SHERMAN C OUZTS	10/02/07	314	740	211403	Red River
LA-081-00140-000	MARGARET M M OUZTS	09/28/07	314	742	211404	Red River
LA-081-00141-000	DOROTHY R NORRED, ET VIR	09/26/07	314	744	211405	Red River
LA-081-00142-000	JESSIE T BRASWELL, ET UX	10/18/07	314	750	211408	Red River
LA-081-00143-000	JERRY SPIERS, ET UX	11/12/07	314	927	211498	Red River
LA-081-00144-000	JOHNNY R WOMACK, ET UX	11/05/07	314	680	211379	Red River
LA-081-00145-000	JAMES E BRASWELL SR	10/18/07	314	748	211407	Red River
LA-081-00146-000	BILLY G AMMONS, ET UX	10/04/07	314	753	211409	Red River
LA-081-00147-000	FRED STAFFORD, ET UX	10/22/07	314	732	211401	Red River

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-081-00148-000	EVELYN B THOMAS	10/18/07	314	711	211393	Red River
LA-081-00149-000	JOHNNY E BRASWELL	10/18/07	314	698	211387	Red River
LA-081-00150-000	MARTHA A SATCHER, ET VIR	10/22/07	314	707	211391	Red River
LA-081-00151-000	DOROTHY A SHELBY	10/24/07			211594	Red River
LA-081-00152-000	WILLIAM L DAVIS SR, ET EX	10/15/07	314	721	211397	Red River
LA-081-00153-000	WALTER M TRAVIS	11/05/07	314	684	211381	Red River
LA-081-00154-000	NELDA S W WAINWRIGHT	10/15/07	314	730	211400	Red River
LA-081-00155-000	CHARLES G WOMACK SR, ET UX	10/04/07	314	727	211399	Red River
LA-081-00156-000	CHARLES G WOMACK II	10/04/07	314	724	211398	Red River
LA-081-00157-001	LULA A MIMS	10/22/07	314	701	211388	Red River
LA-081-00157-002	JOYCE M LEWIS	01/11/08	315	1024	212232	Red River
LA-081-00157-003	CHANDRA MILES	01/11/08	315	1028	212234	Red River
LA-081-00157-004	FREDERICK MILES	01/11/08	315	1026	212233	Red River
LA-081-00158-001	CHARLEY FIELDER, ET UX	10/25/07	314	692	211384	Red River
LA-081-00158-002	EDDIE FIELDER, ET UX	10/25/07	314	718	211396	Red River
LA-081-00159-001	TOMMIE S R HUDSON	11/05/07	314	688	211383	Red River
LA-081-00159-002	EDWINA R RIDDLE	11/05/07	314	686	211382	Red River

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-081-00160-001	GLORIA A COOK	11/02/07	314	756	211411	Red River
LA-081-00160-002	EDDIE J AMMONS	11/02/07	314	696	211386	Red River
LA-081-00160-003	ANDREW AMMONS	10/24/07			211593	Red River
LA-081-00160-004	ALVIN AMMONS	10/22/07	314	703	211389	Red River
LA-081-00160-005	FLOYD B AMMONS	10/22/07	314	709	211392	Red River
LA-081-00160-006	CORA M AMMONS	10/22/07	314	705	211390	Red River
LA-081-00160-007	ARRIE AMMONS	10/22/07	314	713	211394	Red River
LA-081-00160-008	MARTHA A SATCHER, ET VIR	10/22/07	314	931	211500	Red River
LA-081-00160-009	DOROTHY A SHELBY	10/24/07			211595	Red River
LA-081-00160-010	ZELIA B AMMONS	10/22/07			211591	Red River
LA-081-00160-011	VELMA AMMONS	11/02/07	314	694	211385	Red River
LA-081-00160-012	BRIAN WHITFIELD	11/05/07	314	758	211412	Red River
LA-081-00160-013	SHONDA WHITFIELD	11/05/07	314	760	211413	Red River
LA-081-00160-014	KENNETH WHITFIELD	11/05/07	314	762	211414	Red River
LA-081-00160-015	RHONDA W JOHNSON	11/05/07	314	917	211493	Red River
LA-081-00160-016	BILLY R AMMONS, ET UX	11/05/07	314	911	211491	Red River
LA-081-00161-001	RAYMOND E LUKE	11/12/07	314	929	211499	Red River
LA-081-00161-002	RICHARD D LUKE	11/12/07	314	919	211294	Red River

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-081-00161-003	SHIRLEY M LUKE	12/04/07	314	1099	211596	Red River
LA-081-00161-004	NORMAN R LUKE	12/04/07	315	616	212037	Red River
LA-081-00161-005	ANGELA LUKE	12/04/07	315	614	212036	Red River
LA-081-00161-006	CURTIS LUKE	11/12/07	315	1022	212231	Red River
LA-081-00162-000	BILLY R AMMONS, ET UX	11/05/07	314	914	211492	Red River
LA-081-00163-000	JAMES E BRASWELL JR, ET UX	05/17/05	297	708	204280	Red River
LA-081-00166-000	PATRICIA R M G SWINT, ET AL	09/15/05	299	988	205025	Red River
LA-081-00173-001	MAX G MONROE	02/14/08	315	644	212048	Red River
LA-081-00173-003	HERBERT G MONROE	11/27/07	315	1020	212230	Red River
LA-081-00173-004	EARNERTINE MONROE	02/14/08	315	642	212047	Red River
LA-081-00173-005	JOHN MONROE	02/14/08	315	646	212049	Red River
LA-081-00173-006	HOWARD MONROE	02/14/08	316	54	212330	Red River

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
LA-081-00174-001	BARBARA M ALLRED	12/15/07	315	636	212045	Red River
LA-081-00174-002	NEILIE M M LONG	12/15/07	315	630	212043	Red River
LA-081-00174-003	JOHN W MCWILLIAMS	12/15/07	315	610	212035	Red River
LA-081-00175-001	GLORIA J LUKE	11/12/07	315	628	212042	Red River
LA-081-00175-002	MILDRED L LUKE	11/12/07	315	620	212039	Red River
LA-081-00175-003	CHARLES E LUKE	12/15/07	315	626	212041	Red River
LA-081-00176-000	HUBERT C WARD	12/04/07	314	1085	211589	Red River
LA-081-00177-000	LUTHER R BUSWELL, ET UX	12/04/07	315	618	212038	Red River
LA-081-00178-000	SHERON L WALDON	11/12/07			211592	Red River
LA-081-00179-000	LAVERNE L DELOACH	11/12/07	315	364	212044	Red River
LA-081-00180-000	CHAD STILL, ET UX	10/18/07	314	1102	211597	Red River
LA-081-00181-000	DALLAS MCELROY	12/15/07	315		212040	Red River
LA-081-00182-000	D & S FAMILY PROPERTIES INC	12/04/07			211590	Red River
LA-081-00184-000	LALINE T GARDNER, ET AL	12/15/07	315	640	212046	Red River
LA-081-00186-000	RAMSON E CASON, ET UX	02/21/08			212574	Red River
LA-081-00192-000	JESSIE N W GRIGG, ET AL	07/22/09	330	199	218754	Red River
LA-081-00193-000	JIMMY D WOODALL, ET UX	09/22/09	332	81	219582	Red River
LA-013-00313-000	MARTIN TIMBER CO., LLC	01/12/05			2005711	Bienville

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-023-00001-000	BRUCE W BUSH, ET UX	06/10/2008	196	457	200800716	Cameron
PA-023-00002-000	JOHN M GUISTO, ET UX	06/13/2008	196	455	200800715	Cameron
PA-023-00003-000	JEFFREY A JOHNSON, ET UX	06/26/2008	196	459	200800717	Cameron
PA-023-00004-000	JASON COPP	06/13/2008	196	461	200800718	Cameron
PA-023-00005-000	JOHN F MCMANIGLE, ET UX	06/15/2006	183	141	200600997	Cameron
PA-023-00006-000	JAMES R JONES, ET UX	01/24/2007	186	147	200700164	Cameron
PA-023-00007-000	RANDY F STOUT, ET AL	02/20/2006	178	434	200600205	Cameron
PA-023-00008-000	CHRIS LUNT	06/08/2006	183	385	200601050	Cameron
PA-023-00009-000	JAMES A REED, ET UX	06/28/2008
PA-023-00010-000	LOUIS SLYDER	01/21/2008	193	385	200800135	Cameron
PA-023-00011-000	ROBERT B WARD	07/25/2006	183	713	200601123	Cameron
PA-023-00012-000	BARBARA S RICE	02/01/2008	193	399	200800139	Cameron
PA-023-00014-000	W ANSON MASON, ET AL	08/25/2006	183	381	200601049	Cameron
PA-023-00015-000	KIMBERLY VANDERBILT, ET VIR	04/12/2008	195	207	200800465	Cameron
PA-023-00016-000	LEWIS & HOCKENBERRY, INC	06/16/2006	183	137	200600996	Cameron
PA-023-00017-000	JAMES J VADIMSKY	06/05/2006	184	175	200601194	Cameron

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-023-00018-000	CAMERON LAND DEVELOPMENT, INC	06/15/2006	183	145	200600998	Cameron
PA-023-00019-001	JAMES LINDSTROM, ET UX	08/17/2006	185	246	200700008	Cameron
PA-023-00020-000	JAMES R JONES, ET AL	09/02/2000	142	253		Cameron
PA-023-00021-000	PARDEE MINERALS, LLC	12/01/2005	194	350	200800317	Cameron
PA-023-00022-001	JEANNE SOUTHER	07/21/2008	197	268	200800857	Cameron
PA-023-00022-002	DENISE GLICKMAN	07/28/2008	197	266	200800856	Cameron
PA-023-00023-001	JAMES R BOWERS, ET UX	08/21/2008	197	494	200800927	Cameron
PA-023-00023-002	DOROTHY M L YAZACH	10/08/2008	198	498	200801143	Cameron
PA-023-00024-001	LARUE SWANK	07/23/2008	197	502	200800931	Cameron
PA-023-00024-002	EUGENE SWANK	07/23/2008	197	427	200800901	Cameron
PA-023-00024-003	ROSALIE IVES	08/25/2008	198	482	200801135	Cameron
PA-023-00025-000	LOUISE S CONWAY	07/15/2008	197	425	200800900	Cameron
PA-023-00026-000	DALE M LEWIS, ET UX	07/01/2008	197	498	200800929	Cameron
PA-023-00027-000	JAMES B MACMILLAN, ET UX	07/02/2008	197	429	200800902	Cameron
PA-023-00028-000	KEVIN R JACK, ET UX	08/23/2008	197	490	200800925	Cameron
PA-023-00029-000	HARRY T YOTHERS, ET UX	08/14/2008	197	492	200800926	Cameron
PA-023-00030-000	RICHARD J MANARINA	07/29/2008

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-023-00031-000	DENNIS W COTTRELL, ET UX	08/15/2008	197	496	200800928	Cameron
PA-023-00032-000	JOSEPH GEHRINGER	08/27/2008	197	504	200800932	Cameron
PA-023-00033-000	RONNIE M GROVE, ET UX	07/25/2008
PA-023-00034-000	EUGENE D SWANK, ET UX	07/23/2008	197	500	200800930	Cameron
PA-023-00035-001	SANDRA R HORNUNG, ET VIR	09/09/2008	198	486	200801137	Cameron
PA-023-00035-002	GEORGE L SEIFERT, ET UX	09/13/2008	198	488	200801138	Cameron
PA-023-00036-001	PETER F GRIMONE	09/30/2008	198	476	200801132	Cameron
PA-023-00036-002	RICHARD A MCLEAN	09/30/2008	198	478	200801133	Cameron
PA-023-00036-003	MARK D KESTERHOLT, ET UX	11/03/2008	199	127	200801271	Cameron
PA-023-00037-000	TERRY L OLIVER, ET UX	10/06/2008	198	472	200801130	Cameron
PA-023-00038-000	QUANTUM PROCESS IMPROVEMENT INC	09/10/2008	198	496	200801142	Cameron
PA-023-00039-000	ANDREW J DILLOW, ET UX	09/27/2008	198	490	200801139	Cameron
PA-023-00040-000	STELLA A REBER	09/27/2008	198	474	200801131	Cameron
PA-023-00041-000	ROBERT J JONES, ET UX	09/24/2008	198	484	200801136	Cameron
PA-023-00042-001	JAMES R BOWERS, ET UX	08/21/2008	198	793	200801231	Cameron

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-023-00043-000	CHARLES L HAYNES, ET UX	09/14/2008	198	713	200801206	Cameron
PA-023-00044-001	JAMES E MCCOLLAM JR, ET UX	09/04/2008	198	795	200801232	Cameron
PA-023-00045-000	PAUL R FALLECKER, ET UX	10/22/2008	199	122	200801269	Cameron
PA-023-00046-000	MAY HOLLOW SPORTSMAN CLUB	09/12/2008	199	132	200801273	Cameron
PA-023-00047-001	MARY M DAMRATOSKI	11/01/2008	199	140	200801277	Cameron
PA-023-00047-002	GEORGE P GEYER JR	11/01/2008	199	138	200801276	Cameron
PA-023-00048-001	LYMAN S DIBBLE, ET UX	10/17/2008	199	144	200801279	Cameron
PA-023-00048-002	JOHN L PRICE, ET UX	10/17/2008	199	136	200801275	Cameron
PA-023-00049-001	JOSEPH A BERRY	10/06/2008	199	150	200801282	Cameron
PA-023-00049-002	CHRISTINA A BERRY	10/13/2008	199	146	200801280	Cameron
PA-023-00050-001	THISTLE OAK FARM PARTNERSHIP	10/23/2008	199	152	200801283	Cameron
PA-023-00051-001	STEPHEN W NELSON	10/23/2008	199	158	200801286	Cameron
PA-023-00051-002	RENEE N FOSTER	10/23/2008	199	156	200801285	Cameron
PA-023-00051-003	HEATHER S NELSON	10/23/2008	199	154	200801284	Cameron
PA-023-00052-000	FRANK J NEMEC	09/06/2008	198	480	200801134	Cameron
PA-023-00053-001	RICHARD BOWERS, ET UX	11/14/2008	199	191	200801299	Cameron

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-023-00053-002	GEORGE BOWERS	11/13/2008	199	176	200801291	Cameron
PA-023-00053-003	RICHARD BOWERS JR	11/14/2008	199	186	200801295	Cameron
PA-023-00053-004	KATHERINE BOWERS	11/14/2008	199	181	200801293	Cameron
PA-023-00053-005	DIANA L JONES, ET VIR	02/04/2009	200	13	200900164	Cameron
PA-023-00053-006	NATHAN T BATES	02/06/2009	199	737	200900135	Cameron
PA-023-00054-000	GARY WEHNER, ET UX	10/24/2008	199	134	200801274	Cameron
PA-023-00055-000	JAMES P THOMPSON, ET UX	12/05/2008	199	117	200801267	Cameron
PA-023-00056-000	DENNIS P MIGLICIO, ET UX	11/24/2008
PA-023-00057-000	FRANK C CACKOWSKI, ET UX	10/29/2008	199	733	200900133	Cameron
PA-023-00058-001	CHARLES T BRITTON	10/22/2008
PA-023-00059-001	FRANCIS L BARDO, ET UX	12/19/2008	199	731	200900132	Cameron
PA-023-00059-002	GEORGE R EPP III, ET UX	01/29/2009	200	15	200900165	Cameron
PA-023-00060-001	WALTER VORMSCHLAG, ET UX	01/02/2009	199	729	200900131	Cameron
PA-023-00060-002	MARK D KEITER, ET UX	01/23/2009	199	727	200900130	Cameron
PA-023-00061-000	CHARLES R THOMPSON JR, ET UX	12/16/2008	199	725	200900129	Cameron
PA-023-00062-000	KEITH M SCHALLES, ET UX	10/24/2008	199	363	200900003	Cameron

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-023-00063-000	DAVID W MARSH, ET UX	12/10/2008	199	203	200801303	Cameron
PA-023-00064-000	PAULINE M WILLIAMSON	01/22/2009	199	723	200900128	Cameron
PA-023-00065-000	DENNIS P MIGLICIO	11/24/2008	199	208	200801305	Cameron
PA-023-00066-001	JEFFERY D HERROLD, ET UX	01/14/2009	200	9	200900162	Cameron
PA-023-00066-002	MARY B HIRST, ET VIR	01/27/2009	200	11	200900163	Cameron
PA-023-00066-003	ROBERT B HERROLD, ET UX	01/14/2009	200	19	200900167	Cameron
PA-023-00066-004	GLENN M HERROLD, ET UX	01/14/2009	200	17	200900166	Cameron
PA-023-00067-001	PETER F GRIMONE	01/07/2009	200	7	200900161	Cameron
PA-023-00067-002	MATTHEW D MCLEAN	01/06/2009	199	745	200900139	Cameron
PA-023-00068-000	ERNEST S WENNIN	11/12/2008	199	735	200900134	Cameron
PA-023-00069-001	JAMES S HORNUNG, ET UX	02/12/2009	199	739	200900136	Cameron
PA-023-00069-002	PAUL E HORNUNG	02/12/2009	199	741	200900137	Cameron
PA-023-00070-000	F BRUCE WHITMAN, ET UX	01/09/2009	199	743	200900138	Cameron
PA-023-00071-000	MICHAEL W CATALANO, ET UX	11/01/2008	200	95	200900190	Cameron
PA-023-00072-000	VICTOR M FREDERICK III, ET UX	02/17/2009	200	217	200900215	Cameron
PA-023-00073-001	HEATHER R SNEDDON, ET VIR	01/24/2009	200	253	200900229	Cameron

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-023-00073-002	SETH M DESABATO, ET UX	03/18/2009	200	622	200900323	Cameron
PA-031-00001-000	DEE M BELL, ET AL	01/31/2003	604	509	2003-001586	Clarion
PA-031-00002-000	TERRY BOWERSOX, ET AL	08/17/2002	596	820	2002-006985	Clarion
PA-031-00003-000	SHARI L CARLSON, ET AL	02/22/2003	604	540	2003-001597	Clarion
PA-031-00004-000	ARTHUR W FRAMPTON, ET AL	02/05/2003	604	518	2003-001589	Clarion
PA-031-00005-000	ROSEMARY HAMILTON	02/27/2003	604	512	2003-001587	Clarion
PA-031-00006-000	CARL E JOHNSON, ET AL	01/30/2003	604	527	2003-001592	Clarion
PA-031-00007-000	PAUL A NEELY, ET AL	01/30/2004	634	467	2004-000969	Clarion
PA-031-00008-000	STEPHEN E OVER, ET AL	09/04/2002	596	829	2002-06988	Clarion
PA-031-00009-000	GUY E MAGNESS, ET AL	01/10/2003	604	524	2003-001591	Clarion
PA-031-00010-000	HARRY R TRUAX, ET AL	03/27/2003	605	1168	2003-002019	Clarion
PA-031-00011-000	MICHAEL T MILLIRON	12/09/2004	658	427	2004-006799	Clarion
PA-031-00012-000	HARRY R TRAUX	04/20/2004	640	0028		Clarion
PA-031-00013-000	ARNOLD G GREENAWALT, ET AL	02/19/2003	604	535	2003-001594	Clarion
PA-031-00014-000	JAMES C HENRY	09/09/2003	677	137	2005-003809	Clarion
PA-031-00015-000	JOHN R JONES, ET AL	08/19/2002	596	823	2002-006986	Clarion

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-031-00016-000	BARBARA S LAWRENCE	09/19/2002	596	811	2002-006982	Clarion
PA-031-00017-000	LEIF LOGUE	12/27/2002	690	587	2005-006805	Clarion
PA-031-00018-000	GERALD L MCELRAVY	08/15/2002	596	826	2002-006989	Clarion

PA-031-00019-000	RANDY F STOUT, ET AL	07/01/2008	766	306	2008-3651	Clarion
PA-031-00020-000	ERNEST L WILSON, ET AL	08/06/2007	741	152	2007-004685	Clarion

PA-031-00021-000	PATRICIA EAKER	02/27/2003	605	1159	2003-002016	Clarion

PA-031-00022-000	JAMES C HENRY	01/18/2008	752	826	2008-000595	Clarion

PA-031-00023-000	ROGER P MOHNEY	04/17/2008	764	825	2008-003278	Clarion

PA-031-00024-000	TIMOTHY W CAMPBELL, ET UX	05/07/2003	664	1127	2005-001187	Clarion
PA-031-00025-000	MICHAEL OVER	01/07/2009
PA-031-00026-000	JOHN M MAIOLO	07/11/2005	690	590	2005-006806	Clarion

PA-033-00001-001	ELIZABETH P SEIBERT	09/08/2008			200819339	Clearfield
PA-033-00001-002	ANN C PARDEE	08/22/2008			200819340	Clearfield

PA-033-00001-003	MARION C COHEN	09/04/2008			200819335	Clearfield

PA-033-00001-004	WILLIAM G FOULKE JR	09/26/2008			200819338	Clearfield

PA-033-00001-005	LOUISA F NEWLIN	09/18/2008			200819337	Clearfield

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-033-00001-006	CALVIN P ERDMAN JR	08/19/2008			200819333	Clearfield
PA-033-00001-007	CHARLES R ERDMAN III	08/19/2008			200819332	Clearfield
PA-033-00001-008	DAVID ERDMAN	08/25/2008			200819331	Clearfield

PA-033-00001-009	MICHAEL P ERDMAN	08/25/2008			200819330	Clearfield
PA-033-00001-010	HAROLD B ERDMAN, ET UX	08/19/2008			200819329	Clearfield

PA-033-00001-011	PETER E B ERDMAN	08/26/2008			200819328	Clearfield

PA-033-00001-012	LINDA BRINGHURST	11/10/2008			200819342	Clearfield
PA-033-00001-013	DOLLY P LANTZ	09/03/2008			200819327	Clearfield

PA-033-00001-014	CAROLYN L E SAEZ-FALCON	09/02/2008			200819334	Clearfield
PA-033-00001-015	MARILYN HOWARTH, ET VIR	09/30/2008			200819341	Clearfield
PA-033-00001-016	WALTER L FOULKE, ET UX	07/25/2008			200819336	Clearfield

PA-047-00001-001	DEAN L JORDAN, ET UX	08/04/2008			2008-003790	Elk
PA-047-00001-002	HUGH B JORDAN	08/21/2008			2008-005019	Elk

PA-047-00001-003	HUGH B JORDAN, ET UX	08/21/2008			2008-005020	Elk
PA-047-00002-000	MICALE BROS INC, ET AL	02/07/2006	547	651		Elk

PA-047-00003-000	JONES FAMILY TRUST	08/30/2005			2007-001330	Elk

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-047-00004-000	ALLEGHENY ENTERPRISES, INC	07/01/2008			2008-004079	Elk

PA-065-00001-000	GARY L BARNETT, ET AL	03/23/2006	384	0444		Jefferson
PA-065-00002-000	KEENAN CROOKS, ET AL	06/26/2007	443	0021		Jefferson
PA-065-00003-000	ROBERT KEIM	09/04/2007	451	0660		Jefferson

PA-065-00004-000	RANDY F STOUT, ET AL	07/01/2008	483	0660		Jefferson
PA-065-00005-000	RANDY F STOUT, ET AL	07/01/2008	483	0654		Jefferson
PA-065-00006-000	RANDY F STOUT, ET AL	07/01/2008	483	0657		Jefferson
PA-065-00007-000	RANDY F STOUT, ET AL	07/01/2008	483	0651		Jefferson
PA-065-00008-000	RANDY F STOUT, ET AL	07/29/2005	353	0710		Jefferson
PA-065-00009-000	H EUGENE CAMPBELL, ET UX	03/31/2006	387	0060		Jefferson

PA-065-00010-000	JOHN P PEARSON, ET UX	07/07/2006	405	0719		Jefferson
PA-065-00011-000	H EUGENE CAMPBELL, ET UX	05/18/2006	389	0297		Jefferson

PA-065-00012-001	STEVEN J ENT, ET UX	10/20/2008	495	0844		Jefferson
PA-083-00001-000	JAMES L CLARK, ET AL	05/30/2003	532	104	200603376	Mc Kean
PA-083-00002-000	HAMLIN, HAMLIN & FOREST CORP	05/23/2005	494	563	200503187	Mc Kean
PA-083-00003-000	STEVEN RADOSEVICH, ET AL	P08/18/2003	535	514	200604072	Mc Kean

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-083-00004-000	GARY HOWARD, ET AL	05/23/2001	358	220		Mc Kean
PA-083-00005-000	LAND MANAGEMENT SYSTEMS, INC	03/22/2005	486	1079	200501640	Mc Kean
PA-083-00006-000	LAND MANAGEMENT SYSTEMS, INC	03/22/2005	486	1075	200501639	Mc Kean
PA-083-00007-001	ROSALIE L BISHOP	03/11/2002	383	1165		Mc Kean

PA-083-00008-001	ROBERT A PERRY, ET AL	05/12/2003	535	517	200604073	Mc Kean
PA-083-00008-002	ROBERT J DYER, ET AL	03/29/2004	456	491		Mc Kean
PA-083-00009-000	ADA S TJERNAGAL, ET AL	07/07/1967	440	29		Mc Kean
PA-083-00010-000	ROBERT P LEWIS, ET UX	08/03/1997	260	947		Mc Kean
PA-083-00011-001	CHARLOTTE R BAYER	09/18/2003	442	361		Mc Kean
PA-083-00011-002	ROBERT C ARNEST	09/09/2003	442	376		Mc Kean

PA-083-00011-003	VIRGINIA B RUSSELL	09/12/2003	442	379		Mc Kean
PA-083-00011-004	VIRGINIA B ALLISON	09/09/2003	442	373		Mc Kean

PA-083-00011-005	JAMES S SIGMANN	07/16/2003	442	364		Mc Kean

PA-083-00011-006	JOAN M SIGMANN, MD	07/23/2003	442	367		Mc Kean

PA-083-00011-007	LUCY E SIGMANN	08/19/2003	442	370		Mc Kean

PA-083-00012-001	JOHN P DORAN, ET AL	07/08/2002	395	1168		Mc Kean

PA-083-00012-002	MARGARET J WRIGHT	05/02/2002	387	394		Mc Kean

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-083-00013-001	PATRICK E DOTSON, ET UX	09/14/2006	542	532	200605470	Mc Kean
PA-105-00001-001	DAVID VAN ETTEN	07/27/2007	117	135	2008-001331	Potter
PA-105-00001-002	LYNDA VAN ETTEN	07/27/2007	117	140	2008-001332	Potter
PA-105-00001-003	THOMAS VAN ETTEN	08/02/2007	117	130	2008-001330	Potter
PA-105-00002-001	FIRST CITIZENS NATIONAL BANK	04/03/2008	118	221	2008-001524	Potter
PA-105-00003-000	RICHARD H FRANTZ, ET AL	09/04/2007	117	063	2008-001317	Potter
PA-105-00004-000	MICHAEL J THOMPSON, ET AL	01/27/2008	117	165	2008-001337	Potter
PA-105-00005-000	ROBERT SHERWOOD, ET AL	07/26/2007	117	105	2008-001325	Potter
PA-105-00006-000	WILLIAM A FRANTZ, ET UX	09/04/2007	117	069	2008-001318	Potter
PA-105-00007-000	HERBERT G THOMPSON, ET AL	07/10/2007	117	120	2008-001328	Potter
PA-105-00008-000	HERBERT G THOMPSON, ET AL	07/10/2007	117	150	2008-001334	Potter
PA-105-00009-000	HERBERT G THOMPSON, ET AL	07/10/2007	117	115	2008-001327	Potter
PA-105-00010-000	JAMES H SURFIELD, ET AL	09/20/2007	118	241	2008-001528	Potter
PA-105-00011-000	RICHARD H FRANTZ, ET AL	09/04/2007	117	057	2008-001316	Potter
PA-105-00012-001	RODNEY HOWARD, ET AL	02/21/2008	117	49	2008-001314	Potter

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-105-00012-002	CAROLYN FINN	03/24/2008	118	441	2008-001560	Potter
PA-105-00012-003	WILLIAM BRADLEY	05/06/2008	118	458	2008-001563	Potter
PA-105-00012-004	NANCY Z RICHARDSON	03/28/2008	118	447	2008-001561	Potter
PA-105-00012-005	JOYCE Z KURET	03/24/2008	124	666	2008-002691	Potter
PA-105-00012-006	MARY KYTIC	03/24/2008	124	671	2008-002692	Potter
PA-105-00012-007	GEORGE DEHN	03/24/2008	118	435	2008-001559	Potter
PA-105-00012-008	CONRAD DEHN	03/24/2008	118	452	2008-001562	Potter
PA-105-00013-000	GARY D HAMILTON, ET AL	07/25/2007	117	080		Potter
PA-105-00014-000	JOANNE HAMILTON	07/25/2007	117	85	2008-001321	Potter
PA-105-00015-000	HERBERT G THOMPSON, ET AL	07/10/2007	117	125	2008-001329	Potter
PA-105-00016-001	ALBERT S MILLER, ET AL	08/09/2007	117	95	2008-001323	Potter
PA-105-00017-001	MELVIN A YODER, ET AL	08/09/2007	117	145	2008-001333	Potter
PA-105-00018-000	GARY D HAMILTON, ET AL	07/25/2007	117	75	2008-001319	Potter
PA-105-00019-000	TODD C HAMILTON, ET AL	07/25/2007	117	155	2008-001335	Potter
PA-105-00020-001	DAVID JONES, ET AL	07/17/2007	117	160	2008-001336	Potter
PA-105-00021-000	LARRY A HAMILTON, ET AL	08/07/2008	117	90		Potter
PA-105-00022-000	LYNETTE RICHARDSON	07/31/2007	124	339	2008-002627	Potter

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-105-00024-000	ABRAHAM A TROYER, ET UX	02/13/2008	117	110	2008-001326	Potter
PA-105-00025-000	LEE A HOWARD	05/11/2007	95	660	2007-001924	Potter
PA-105-00026-000	LAVERNE HOWARD, ET UX	07/08/2008	121	707	2008-002132	Potter
PA-105-00027-000	CONNIE EDGERTON	05/01/2007	117	52	2008-001315	Potter
PA-105-00028-000	HAROLD W SARGEANT, ET UX	12/12/2006	86	175	2007-000137	Potter
PA-105-00030-001	HOWARDSON FARM	03/06/2008	113	272	2008-000730	Potter
PA-105-00031-000	JOSEPH DOUGHERTY, ET AL	07/05/2006	86	19	2007-000106	Potter
PA-105-00032-000	CHRISTIAN J HOWARD, ET AL	03/06/2008	113	270	2008-000729	Potter
PA-105-00033-000	MICHAEL G MAJOR, ET AL	02/01/2008	118	231	2008-001526	Potter
PA-105-00034-001	KENNETH R COMSTOCK, ET AL	03/22/2006	67	266	2006-000837	Potter
PA-105-00035-001	MAXON GAS CORPORATION	09/04/2008	124	677	2008-002693	Potter
PA-105-00036-000	RONALD L CARRIER, ET UX	01/22/2009
PA-105-00037-000	CORINNE STANTON, ET VIR	06/17/2008	120	632		Potter
PA-105-00038-001	RESERVOIR POINT, INC	10/01/2007	104	785	2007-003503	Potter
PA-105-00039-000	RESERVOIR POINT, INC	10/01/2007	104	776	2007-003504	Potter

LEASE #	LESSOR	EFF DTE	BK	PG	REG #	COUNTY
PA-105-00040-000	ROXANNA CRAFT	01/00/1900	D	45		Potter
PA-105-00041-000	LUCIUS GRAMES	08/08/1903	9	362		Potter
PA-105-00042-000	R L NICHOLS, ET AL	01/00/1900	F	308		Potter
PA-105-00043-000	ARTHUR C MILLER, ET AL	06/02/1942	B-6	294		Potter
PA-105-00044-000	A W CUMMINGS	07/17/1944	B-7	235		Potter
PA-105-00045-000	F A KELLOG	08/01/1903	H	390		Potter
PA-105-00046-000	WALTER P WELLS, ET UX	07/17/1944	B-7	231		Potter
PA-105-00047-000	HARRY M BUNKER, ET AL	04/08/1947	B-9	51		Potter
PA-105-00048-000	EDA D RUSSELL, ET AL	05/24/1944	B-7	282		Potter
PA-105-00049-000	R L NICHOLS	09/15/1900	J	343		Potter
PA-105-00050-000	ED KEMP	01/00/1900	104	776		Potter
PA-105-00051-000	FLORENCE DONOVAN	01/00/1900	D	42		Potter
PA-105-00052-000	HARLOW S COLEGROVE	01/00/1900	D	41		Potter
PA-105-00053-000	R H COLEGROVE	01/00/1900	F	312		Potter
	PONTZER LEASE	PENDING				Elk

LEASE #	LESSOR	STATUS	EFF DTE	EXP DTE	STATE	COUNTY	BK	PG	REG #	OUR NA	NET ACRES
PA-083-00001-000	JAMES L CLARK, ET AL	HBP	05/30/2003	11/30/04	PA	Mc Kean	532	104	200603376	171.36	128.52
PA-083-00003-000	STEVEN P RADOSEVICH, ET AL	HBP	08/18/2003	02/18/05	PA	Mc Kean	535	514	200604072	66.96	50.22
PA-083-00004-000	GARY HOWARD, ET AL	HBP	05/23/2001	05/23/03	PA	Mc Kean	358	220		214.00	160.50
PA-083-00005-000	LAND MANAGEMENT SYSTEMS, INC	HBP	03/22/2005	03/22/10	PA	Mc Kean	486	1079	200501640	868.17	651.13
PA-083-00006-000	LAND MANAGEMENT SYSTEMS, INC	NPRR	03/22/2005	03/22/10	PA	Mc Kean	486	1075	200501639	647.86	485.90
PA-083-00007-001	ROSALIE L BISHOP	HBP	03/11/2002	03/11/04	PA	Mc Kean	383	1165		44.83	33.62
PA-083-00008-001	ROBERT A PERRY, ET AL	HBP	05/12/2003	05/12/05	PA	Mc Kean	535	517	200604073	86.99	65.25
PA-083-00008-002	ROBERT J DYER, ET AL	HBP	03/29/2004	03/29/06	PA	Mc Kean	456	491		32.50	24.38
PA-083-00009-000	ADA S TJERNAGAL, ET AL	HBP	07/07/1967	07/07/72	PA	Mc Kean	440	29		294.25	220.69
PA-083-00010-000	ROBERT P LEWIS, ET UX	HBP	08/03/1997	08/03/99	PA	Mc Kean	260	947		472.10	354.08
PA-083-00011-001	CHARLOTTE R BAYER	HBP	09/18/2003	09/18/05	PA	Mc Kean	442	361		339.38	254.54
PA-083-00011-002	ROBERT C ARNEST	HBP	09/09/2003	09/09/05	PA	Mc Kean	442	376		339.38	254.54
PA-083-00011-003	VIRGINIA B RUSSELL	HBP	09/12/2003	09/12/05	PA	Mc Kean	442	379		339.38	254.54
PA-083-00011-004	VIRGINIA B ALLISON	HBP	09/09/2003	09/09/05	PA	Mc Kean	442	373		339.38	254.54
PA-083-00011-005	JAMES S SIGMANN	HBP	07/16/2003	07/16/05	PA	Mc Kean	442	364		226.26	169.69
PA-083-00011-006	JOAN M SIGMANN, MD	HBP	07/23/2003	07/23/05	PA	Mc Kean	442	367		226.25	169.69
PA-083-00011-007	LUCY E SIGMANN	HBP	08/19/2003	08/19/05	PA	Mc Kean	442	370		226.25	169.69
PA-083-00012-001	JOHN P DORAN, ET AL	HBP	07/08/2002	07/08/04	PA	Mc Kean	395	1168		33.33	25.00
PA-083-00012-002	MARGARET J WRIGHT	HBP	05/02/2002	05/02/05	PA	Mc Kean	387	394		39.66	29.75
										5,008.31	3,756.23

Exhibit C
EXHIBIT “C”
INITIAL LEASES
DESOTO PARISH, LA

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-031-00069-001	MARTHA COLEMAN WARE EMMONS	05/25/2001	782	296	587395
LA-031-00069-002	JAMES WHARTON	05/25/2001	782	294	587394
LA-031-00069-003	MARJORIE ABNEY HOLLIS	05/29/2001	782	282	587388
LA-031-00069-004	BETTY STEADMAN LOHMAN	05/25/2001	782	284	587389
LA-031-00069-005	WARREN WARE STEADMAN	05/29/2001	782	286	587390
LA-031-00069-006	WAYNE HARLAN STEADMAN	05/25/2001	782	288	587391
LA-031-00069-007	EDWIN O WARE, III	05/25/2001	782	290	587392
LA-031-00069-008	WILLIAM E WARE	05/29/2001	782	292	587393
LA-031-00069-009	MARY KATHRYN BROWN	05/25/2001	782	318	587504
LA-031-00069-010	DONALD JACKSON EYER, III	05/25/2001	782	510	588094
LA-031-00069-011	HELEN EYER ABDELNOUR	05/25/2001	782	512	588095
LA-031-00069-012	JANE EYER MILLER	07/18/2001	782	514	588096
LA-031-00069-013	CLAIRE ABNEY	05/25/2001	782	270	587382
LA-031-00069-014	MARGUERITE EYER CHELETTE	05/25/2001	782	274	587384
LA-031-00069-015	MARGARET WARE HILL	05/25/2001	782	280	587387
LA-031-00069-016	MARY WARE DVORAK	05/25/2001	782	278	587386
LA-031-00069-017	JEWEL WARE DEAN	05/29/2001	782	276	587385
LA-031-00069-018	JOHN K ABNEY	05/29/2001	782	272	587383
LA-031-00069-019	NOBLE G. FORTSON	03/13/1997			559821
LA-031-00069-019	NOBLE G. FORTSON	03/13/1997			559821
LA-031-00069-020	SHERRY F THOMPSON	03/13/1997			559820
LA-031-00069-021	ANNIE F COFFMAN	03/13/1997			559818
LA-031-00069-022	WAYNE FORTSON	03/13/1997			559822
LA-031-00069-023	VIVIAN F LAY	03/13/1997			559819
LA-031-00069-024	STEPHANIE C HOLOUBEK	03/13/1997			559817
LA-031-00070-000	HOPE RYDER CALHOUN	11/14/2000	785	632	584403

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-031-00071-001	ELIZABETH J GRAHAM ROBERTS EST	12/12/2000	781	746	585252
LA-031-00071-002	BRUCE G ROBERTS, ET AL	12/12/2000	781	737	585249
LA-031-00071-003	JENNIFER ROBERTS BEASON	01/25/2001	781	832	585722
LA-031-00071-004	ROBERTS TRUST, J I	12/12/2000	781	743	585251
LA-031-00072-000	JOHN B COLWICK	07/23/2000	781	363	584018
LA-031-00073-000	TROY D GIBBS, ET UX	08/22/2000	781	827	585720
LA-031-00075-000	INTERNATIONAL PAPER COMPANY	12/04/2000	788	126	585882
LA-031-00076-000	STATE OF LOUISIANA 17128	06/18/2001			588421
LA-031-00077-001	ROBERT HENRY, ET AL	07/30/2000	781	358	584017
LA-031-00077-002	OLIVER HENRY, ET AL	11/03/2000	781	752	585254
LA-031-00077-003	DOROTHY RUTH SPEED WELLS, ETAL	10/28/2000	781	354	584016
LA-031-00077-004	CHARLIE MARK SPEED, ET UX	11/03/2000	781	368	584019
LA-031-00077-005	ANNIE MAE WILLIE VENEY	01/26/2001	781	830	585721
LA-031-00077-006	NORA B WILSON CEBURN	12/03/2002			598237
LA-031-00077-007	LORENE ROSS EVANS	11/26/2002			598239
LA-031-00077-008	SANDRA WILSON THOMAS	12/16/2002			598240
LA-031-00077-009	MOLLY WILSON EVANS	12/03/2002			593241
LA-031-00077-010	FANNIE WILLIE BAILEY	11/21/2002			598242
LA-031-00077-011	DORIS WILLIE JOHNSON	11/21/2002			598243
LA-031-00077-012	MARY WILLIE WILLIAMS	11/11/2002			598244
LA-031-00077-013	JOE WILSON	02/07/2003			599460
LA-031-00077-014	WILLIAM STEVE JACKSON	12/03/2002			599461
LA-031-00077-015	LORRAINE WILSON BURTON	12/03/2002			599462
LA-031-00077-016	JOSEPHINE WILSON FORTSON	12/03/2002			599464
LA-031-00077-017	BILLY RAY JACKSON	12/03/2002			598600
LA-031-00077-018	HOLLISTINE JORDAN SCOTT	11/26/2002			598601
LA-031-00077-019	MARJORIE F JONES	02/07/2003			599468
LA-031-00077-020	ERNESTINE MITCHELL ELLIS	01/17/2003			599469
LA-031-00077-021	NAOMI MITCHELL MOTEN	01/17/2003			599470
LA-031-00077-022	PERRY LEE JONES	02/07/2003			599471
LA-031-00077-023	WILLIE MAE BURTON WRIGHT	01/31/2003			599473

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-031-00077-024	JESSIE LEE MITCHELL	01/17/2003			599474
LA-031-00077-025	WILLIE DAISY MITCHELL BANKS	02/11/2003			599476
LA-031-00077-026	ETHEL LEE WILSON REDDICK	12/03/2002			599475
LA-031-00077-027	W D WILSON	12/03/2002			598602
LA-031-00077-028	LAJUANA N WHITAKER BROWN	01/31/2003			599466
LA-031-00077-029	SHEILA ELAINE WHITAKER	01/31/2003			599467
LA-031-00077-030	MAGGIE ROSS HILL	11/26/2002			599472
LA-031-00077-031	HOLLIE ROSS, SR	11/26/2002			598238
LA-031-00077-032	LESTER RAY ROSS	11/26/2002			599465
LA-031-00077-033	PERCY ROSS DATCHER	11/26/2002			599463
LA-031-00077-034	RETHA ROSS GLOVER	11/26/2002			601336
LA-031-00077-035	JOE MAXIE ROSS	11/26/2002	799	829	301672
LA-031-00078-001	PINTAIL PROPERTIES, LLC	10/02/2000	785	630	584402
LA-031-00078-002	ASA PROPERTIES, LTD PRTSP,ETAL	12/15/2000	787	801	585726
LA-031-00078-003	PETER R MONROSE, JR	10/16/2000	781	376	584023
LA-031-00078-004	ELIZABETH M LACOUTURE	11/09/2000	781	373	584022
LA-031-00078-005	HARLEY B HOWCOTT, JR	10/20/2000	781	461	584411
LA-031-00078-006	MARY HOWCOTT BARNES	10/20/2000	781	370	584021
LA-031-00078-007	GLENDA C LANDRY, ET AL	10/11/2000			589788
LA-031-00078-008	BOBETTE BASKIND APPLE	09/11/2001			589789
LA-031-00078-009	THOMAS LOUIS BASKIND	09/07/2001			589790
LA-031-00078-010	WILLIAM A MEARES	10/04/2001			589921
LA-031-00078-011	MARGARETTA MEARES SPIELMAN	10/04/2001			589923
LA-031-00079-001	JOHN S CALLON, AGT & AIF,ET AL	06/29/2000	781	625	585056
LA-031-00079-002	ELEANOR EWING LONG SIMMONS	02/01/2001	787	106	585270
LA-031-00092-001	ELIZABETH EDGE GARCIA	11/12/2002			598245
LA-031-00092-002	FRANCES MARGARET EDGE BROWN	11/12/2002			598246
LA-031-00092-003	LOUISIANA MINERALS, LTD	06/23/2000	780	590	581676
LA-031-00092-004	NABORS PROPERTIES, LLC	03/25/2003			601448
LA-031-00093-001	EDWARD QUARRIER SMITH	01/01/2002	783	490	592216
LA-031-00093-002	EDWIN JOE JENKINS	01/01/2002	783	488	592215

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-031-00093-003	JENKINS FAMILY TRUST	01/01/2002	783	500	592464
LA-031-00093-004	ELIZABETH ANN JENKINS YEARWOOD	01/01/2002	783	494	592343
LA-031-00093-005	J MICHAEL JENKINS	01/01/2002	783	510	592612
LA-031-00093-006	FRANCES SEBASTIAN DOVE, USUFRUCTUAR	01/01/2002	783	517	592890
LA-031-00093-007	KATHLEEN E JENKINS	01/01/2002	796	496	592344
LA-031-00093-008	VIRGINIA JENKINS BOWERS	01/01/2002	796	498	592395
LA-031-00093-009	FRANCES MARGARET EDGE BROWN	01/01/2002	783	508	592611
LA-031-00093-010	ELIZABETH EDGE GARCIA	01/01/2002			592966
LA-031-00093-011	DONNA LEN ALLEN	01/01/2002	783	519	592891
LA-031-00093-012	JOHN SHELBY AMENT, III	01/01/2002			593102
LA-031-00093-013	NORMA JANE AMENT KING	01/01/2002			593106
LA-031-00093-014	CHARLES E JENKINS, III	01/01/2002			593137
LA-031-00093-015	NED WALTER JENKINS, III	01/01/2002			593428
LA-031-00093-016	DAVID PAUL JENKINS	01/01/2002	783	492	592217
LA-031-00095-000	PURE RESOURCES, LP	01/08/2003			598426
LA-031-00096-000	N W JENKINS	05/29/1958	233	627	266191
LA-031-00097-000	MARTIN TIMBER COMPANY	08/23/2000	781	3	582313
LA-031-00150-000	USA LAES 51729	05/01/2003			N/A
LA-031-30315-001	ROBERT F HARREL, JR	05/19/2004			610813
LA-031-30315-002	SUSYBELLE W LYONS, AIF	06/29/2004			610812
LA-031-30315-003	BENJAMIN D VELVIN, JR	05/19/2004			609669
LA-031-30315-004	ELLEN BURTON	05/19/2004			609667
LA-031-30315-005	GEORGE W HARREL	05/18/2004			610814
LA-031-30315-006	J L ALLISON, JR	05/18/2004			609668
LA-031-30315-007	MARY D L BRYANT	05/18/2004			610815
LA-031-30315-008	ST JAMES EPISCOPAL CHURCH	05/19/2004			609670
LA-031-30315-009	THOMAS W M LONG, III	05/19/2004			609666
LA-031-30315-010	W B BENSON, JR	05/18/2004			609671
LA-031-30315-011	F & G INVESTMENTS, LLP	09/01/2004	839	169	614906
LA-031-30315-012	BRAMMER ENGINEERING INC, AIF	05/13/2004			609665
LA-031-30315-013	ELEANOR E L SIMMONS	05/21/2004	821	722	609664

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00002-001	CHARLES E JENKINS III	10/31/2000	781	379	584024
LA-081-00002-002	DONNA RICE ALLEN	10/31/2000	783	436	591629
LA-081-00002-004	MARY FRANCES DOVE	10/02/2001			589780
LA-081-00002-005	LAURA V H JENKINS, ET AL	10/03/2001			589781
LA-081-00002-006	FRANCES MARGARET EDGE BROWN	09/10/2001			589782
LA-081-00002-007	FRANCES SEBASTIAN DOVE, ET AL	09/20/2001			589783
LA-081-00002-008	EDWIN JOE JENKINS	09/20/2001			589784
LA-081-00002-009	JOHN SHELBY AMENT, III	09/25/2001			589785
LA-081-00002-010	NORMA JANE AMENT KING	09/25/2001			589786
LA-081-00002-011	KATHLEEN E JENKINS	09/11/2001			589787
LA-081-00002-012	ELIZABETH EDGE GARCIA	09/10/2001			589922
LA-081-00002-013	JAMES B JENKINS	10/03/2001			590305
LA-081-00002-014	VIRGINIA JENKINS BOWERS	09/11/2001			590306
LA-081-00002-015	JOHN CHARLES DOVE	10/02/2001			590307
LA-081-00002-016	J MICHAEL JENKINS	09/11/2001			590308
LA-031-26791-000	LOUIS M. CREECH	01/28/1976			384144
LA-031-26792-000	J.P. GROVES	01/28/1976			384145
LA-031-26793-001	H.D. BAZER ET UX	01/28/1976			384146
LA-031-26793-002	MINNIE LURLINE BAZER	02/03/1976			384147
LA-031-26793-003	LUCILLE STEPHENS PRESTON	02/03/1976			384148
LA-031-26793-004	WILLIAM E. STEPHENS, JR.	02/03/1976			384672
LA-031-26799-000	CORA C. HOELL	02/04/1976			384150
LA-031-26801-001	GLENN C. PRICE	02/05/1976			384203
LA-031-26801-002	MAITLAND ALLUMS WISE ET AL	01/13/1977			392080
LA-031-26801-003	MARGARET R. COLLINS ET AL	01/12/1977			392377
LA-031-26801-004	KATHERYN WEEMS TEER	01/17/1977			392081
LA-031-26801-005	JAMES L. COLLINS ET AL	01/26/1977			392378
LA-031-26801-006	BELVA DIANNE COLLINS NAIL	02/01/1977			392760
LA-031-26801-007	TROY W. RAPP	02/07/1977			393210
LA-031-26801-008	CLEON COLLINS ET AL	02/11/1977			393211
LA-031-26805-000	CLARENCE SPEARS	02/13/1976			384675

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-031-26806-000	RONALD DEAN REGISTER	02/11/1976			384676
LA-031-26814-000	ROBERT L. RUSSELL	02/17/1976			384682
LA-031-26817-000	DOULGAS R. GUILLOTTE ET UX	03/03/1976			385102
LA-031-26819-000	VERA S. REGISTER ET AL	02/13/1976			385387
LA-031-26843-000	JOHNNY M. MORRIS ET AL	03/01/1976			387328
LA-031-27081-000	NAOMIE WILDER MORRIS ET AL	07/04/1976			389774
LA-031-27328-000	UNITED METHODIST CHURCH	02/21/1977			394088
LA-031-26806-000	RONALD DEAN REGISTER	02/11/1976			384676
LA-031-26611-001	ELLA R. PUGH	06/17/1975			379166
LA-031-26606-000	GERALD C JONES	06/13/1975			379062
LA-031-26615-000	IVAN C MYNES, ET UX	06/18/1975			379168
LA-031-26606-000	GERALD C. JONES	06/13/1975			379062
LA-031-26611-001	ELLA R. PUGH	06/17/1975			379166
LA-031-26614-000	MAGGIE M. ABRAHAM	06/20/1975			379167
LA-031-26615-000	IVAN C. MYNES ET UX	06/18/1975			379168
LA-031-26611-001	ELLA R. PUGH	06/17/1975			379166
LA-031-26814-000	ROBERT L. RUSSELL	02/17/1976			384682
RED RIVER PARISH, LA

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00018-000	CLARENCE MADISON, ET UX	10/24/2005	307	577	205700
LA-081-00019-000	VALDA R.B. MATHEWS	02/23/2006	303	562	206323
LA-081-00030-000	TONY L DAVIS	10/31/2005	301	506	205674
LA-081-00034-000	WOODARD VILLA, INC	01/14/2006	301	489	205670
LA-081-00052-001	LORENE B WOODARD	01/14/2006	301	495	205671
LA-081-00056-000	ANITA E MONK	05/10/2006	304	165	206704
LA-081-00057-000	CONSTANCE M G NELSON	11/10/2005	301	500	205672
LA-081-00063-000	MARY A RUSSELL	11/15/2005	301	503	205673
LA-081-00064-000	PAUL RUSSELL, ET UX	11/15/2005	301	569	205696
LA-081-00066-000	MICHAEL F SMITH, SR	05/10/2006	304	110	206672
LA-081-00067-000	MICHAEL F SMITH, SR ET UX	05/10/2006	304	107	206671

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00068-000	JAMES D SMELLEY, ET UX	11/15/2005	301	573	205698
LA-081-00070-001	HERMAN FIELDER	10/28/2005	301	571	205697
LA-081-00070-002	MISS CHUB LLC	04/25/2006	304	606	206928
LA-081-00104-000	THOMAS M BATCHELOR, ET UX	11/09/2006			208215
LA-081-00113-000	LARIE J MITCHELL	11/02/2006	307	916	208212
LA-081-00116-001	LESTER C WILLIAMS	02/08/2007	309	843	208979
LA-081-00116-002	SARAH J PARKER, ET AL	02/08/2007	309	848	208980
LA-081-00116-003	BERNICE H DONALD	02/15/2007			208981
LA-081-00116-007	LUTHER V MYERS, ET UX	11/15/2005	301	530	205682
LA-081-00116-008	LUTHER H MCINNIS III	04/02/2007	310	842	209455
LA-081-00116-009	CAMEALIA A MURRAY	04/02/2007	310	847	209456
LA-081-00116-010	MARY DAVIS, ET AL	02/15/2007	310	452	209227
LA-081-00116-011	EBONY WILLIAMS	05/29/2007			211042
LA-081-00116-012	JEREMIAH RICHARDSON	06/01/2008	321	312	214781
LA-081-00116-013	SHARI J ROBINSON	06/01/2008	321	307	214780
LA-081-00116-014	DERRICK RICHARDSON	06/01/2008	321	252	214769
LA-081-00116-015	HARRIET RICHARDSON	06/01/2008	321	257	214770
LA-081-00116-016	LADDIE RICHARDSON	06/01/2008	321	267	214772
LA-081-00116-017	MILDRED W MCELROY	06/01/2008	321	262	214771
LA-081-00116-018	ANTOINE JOHNSON	06/01/2008	321	292	214777
LA-081-00116-019	CHARLES JOHNSON, III	06/01/2008	321	297	214778
LA-081-00116-020	DORIS RICHARDSON	06/01/2008	321	318	214782
LA-081-00116-021	LISA RICHARDSON	06/01/2008	321	247	214768
LA-081-00116-022	MICHAEL RICHARDSON	06/01/2008	321	242	214767
LA-081-00116-023	JENNIFER R FOSTER	06/01/2008	321	324	214783
LA-081-00116-024	TERRENCE RICHARDSON	06/01/2008	321	272	214773
LA-081-00116-025	EDGAR RICHARDSON	06/01/2008	321	277	214774
LA-081-00116-026	PAMELA R HUGHES	06/01/2008	321	282	214775
LA-081-00116-027	AUDREY RICHARDSON	06/01/2008	321	287	214776
LA-081-00116-028	DORIS J. JORDAN	06/01/2008	321	302	214779
LA-081-00116-029	KENNETH RICHARDSON	06/01/2008	321	237	214766

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00116-030	RONALD RICHARDSON	06/01/2008	326	1148	217313
LA-081-00125-001	GERALDINE M NICHOLSON	03/07/2007	310		209532
LA-081-00125-002	CHESTER R LONG	03/07/2007	310		209299
LA-081-00168-000	MARTIN TIMBER COMPANY LLC	06/30/2006	305	44	207165
LA-081-00170-000	RAY H GRIFFITH, ET UX	03/16/2006	303	623	206355
LA-081-00171-000	JACK K HARRISON, EY UX	03/16/2006	303	626	206356
LA-081-00185-000	SUSTAINABLE FORESTS LLC	10/15/2005	300		205341
	SUSTAINABLE FORESTS LLC	10/15/2005	300		205342
LA-081-50000-ROW	TONY LANE DAVIS	11/14/2007			210040
LA-081-50001-ROW	CLARENCE MADISON, ET. UX	06/26/2007			21004
LA-081-50002-ROW	MARY A RUSSELL	06/14/2007			210038
LA-081-50003-ROW	MISS CHUB LLC	06/25/2007			210039
LA-081-60000-SUR	MISS CHUB, LLC	06/25/2007			210037
LA-081-00017-000	ALVIN MCCRAY, JR ET UX	05/17/2006	304	155	206701
LA-081-00018-000	CLARENCE MADISON, ET UX	10/24/2005	307	577	205700
LA-081-00042-001	HERMAN FIELDER, ET AL	12/14/2005	303	553	206320
LA-081-00042-002	SANDRA K FIELDER	01/30/2006	303	557	206321
LA-081-00042-003	LARRY FIELDER, ET AL	01/04/2006	303	551	206318
LA-081-00042-004	FREDDIE B FIELDER	12/14/2005	301	567	205695
LA-081-00044-001	LUTHER V MYRES	11/22/2005	301	575	205699
LA-081-00044-002	ELMER D WYATT	06/22/2006	308		208346
LA-081-00044-003	SHIRLEY T WYATT	12/04/2006	308	1049	208608
LA-081-00052-001	LORENE B WOODARD	01/14/2006	301	495	205671
LA-081-00052-002	PATRICK H MCWILLIAMS, ET AL	07/11/2006	308		208390
LA-081-00052-003	JACK E BYRD JR, ET UX	11/08/2006	307	922	208214
LA-081-00052-004	HENRY W BETHARD, ET UX	06/17/2005	297	992	204322
LA-081-00052-005	JAMES G BETHARD, ETUX	05/25/2005	297	769	204288
LA-081-00052-006	ROBERT E BETHARD, ET UX	06/01/2005	297	848	204298
LA-081-00052-007	THE BETHARD CORPORATION	06/01/2005	297	778	204289
LA-081-00056-000	ANITA E MONK	05/10/2006	304	165	206704
LA-081-00058-000	LUTHER V MYRES, ET UX	11/22/2005	301	565	205694

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00075-000	JAMES R JOHNSON	06/22/2006	308		208338
LA-081-00077-000	LAWRENCE MILES	08/04/2006	308		208350
LA-081-00105-000	LARRY W LOUDD, ET AL	11/27/2006	308	1037	208604
LA-081-00106-000	TY A KNOWLES	12/13/2006	309	648	208898
LA-081-00108-000	IRA D L BROWN	11/27/2006	308	1040	208605
LA-081-00109-000	JOYCE M M LEWIS, ET AL	11/28/2006	308	1043	208606
LA-081-00110-000	BARBARA M DOSS	11/28/2006	308	1046	208607
LA-081-00111-000	DORA M B ROBERSON	12/07/2006	308	1051	208609
LA-081-00112-000	WILLIAM B KNOWLES	12/13/2006	309	634	208893
LA-081-00114-000	TAURUS JOHNSON	11/06/2006	307	919	208213
LA-081-00115-001	NIKITA K KNOWLES	12/15/2006	309	642	208896
LA-081-00115-002	VICKEY A KNOWLES	12/15/2006	309	639	208895
LA-081-00115-003	KELVIN T KNOWLES	12/15/2006	309	645	208897
LA-081-00115-004	JEWELLEAN S KNOWLES	12/15/2006	309	636	208894
LA-081-00115-005	VIVIAN M MCCURRY	11/27/2006	308	1034	208603
LA-081-00164-000	GORDON E FOSTER, ET AL	06/09/2005	298	140	204362
LA-081-00183-001	CLARENCE MADISON, ET UX	06/06/2007			211673
LA-081-00183-002	BASSIE O JOHNSON, JR.	04/09/2009	327	572	217566
LA-081-00183-003	CHERYLE A LEEPER	04/09/2009	327	570	217565
LA-081-00188-000	NEW STAR BAPTIST CHURCH	05/31/2009	329	584	218436
LA-081-00116-018	ANTOINE JOHNSON	06/01/2008	321	292	214777
LA-081-00116-019	CHARLES JOHNSON, III	06/01/2008	321	297	214778
LA-081-00116-020	DORIS RICHARDSON	06/01/2008	321	318	214782
LA-081-00116-021	LISA RICHARDSON	06/01/2008	321	247	214768
LA-081-00116-022	MICHAEL RICHARDSON	06/01/2008	321	242	214767
LA-081-00116-023	JENNIFER R FOSTER	06/01/2008	321	324	214783
LA-081-00116-024	TERRENCE RICHARDSON	06/01/2008	321	272	214773
LA-081-00116-025	EDGAR RICHARDSON	06/01/2008	321	277	214774
LA-081-00116-026	PAMELA R HUGHES	06/01/2008	321	282	214775
LA-081-00116-027	AUDREY RICHARDSON	06/01/2008	321	287	214776
LA-081-00116-028	DORIS J. JORDAN	06/01/2008	321	302	214779

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00116-029	KENNETH RICHARDSON	06/01/2008	321	237	214766
LA-081-00116-030	RONALD RICHARDSON	06/01/2008	326	1148	217313
LA-081-00131-000	LESSIE MARKS	10/26/2007			211576
LA-081-00165-000	ROBERT E PRELLER, ET UX	09/13/2005	299	981	205024
LA-081-00167-000	MAXINE H SMITH, ET AL	10/25/2005	302	405	205967
LA-081-00168-000	MARTIN TIMBER COMPANY LLC	06/30/2006	305	44	207165
LA-081-00172-000	DAVID W WILLIAMS	02/07/2008			211939
LA-081-00185-000	SUSTAINABLE FORESTS LLC	10/15/2005	300		205341
	SUSTAINABLE FORESTS LLC	10/15/2005	300		205342
LA-081-00191-000	JACKIE D HUCKABAY SUCCESSION	01/13/2006	305	547	207386
LA-081-50004-ROW	ROY MARKS ESTATE	02/19/2008	317		212754
LA-081-00094-013	JAMES H NORDYKE	10/25/2006	308		208357
LA-081-00094-014	BETTY J M RICE	10/24/2006	308		208366
LA-081-00094-015	KAREN F BLAYLOCK	11/06/2006	309		208835
LA-081-00094-016	JANICE B EVANS	02/27/2007	310	284	209139
LA-081-00094-017	DANIEL P FERGUSON JR	09/19/2007	308		211044
LA-081-00094-018	AMY F CHAMPLIN	09/19/2007	308		211043
LA-081-00116-001	LESTER C WILLIAMS	02/08/2007	309	843	208979
LA-081-00116-002	SARAH J PARKER, ET AL	02/08/2007	309	848	208980
LA-081-00116-003	BERNICE H DONALD	02/15/2007			208981
LA-081-00116-007	LUTHER V MYERS, ET UX	11/15/2005	301	530	205682
LA-081-00116-008	LUTHER H MCINNIS III	04/02/2007	310	842	209455
LA-081-00116-009	CAMEALIA A MURRAY	04/02/2007	310	847	209456
LA-081-00116-010	MARY DAVIS, ET AL	02/15/2007	310	452	209227
LA-081-00116-011	EBONY WILLIAMS	05/29/2007			211042
LA-081-00116-012	JEREMIAH RICHARDSON	06/01/2008	321	312	214781
LA-081-00116-013	SHARI J ROBINSON	06/01/2008	321	307	214780
LA-081-00116-014	DERRICK RICHARDSON	06/01/2008	321	252	214769
LA-081-00116-015	HARRIET RICHARDSON	06/01/2008	321	257	214770
LA-081-00116-016	LADDIE RICHARDSON	06/01/2008	321	267	214772
LA-081-00116-017	MILDRED W MCELROY	06/01/2008	321	262	214771
LA-081-00116-018	ANTOINE JOHNSON	06/01/2008	321	292	214777

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00116-019	CHARLES JOHNSON, III	06/01/2008	321	297	214778
LA-081-00116-020	DORIS RICHARDSON	06/01/2008	321	318	214782
LA-081-00116-021	LISA RICHARDSON	06/01/2008	321	247	214768
LA-081-00116-022	MICHAEL RICHARDSON	06/01/2008	321	242	214767
LA-081-00116-023	JENNIFER R FOSTER	06/01/2008	321	324	214783
LA-081-00116-024	TERRENCE RICHARDSON	06/01/2008	321	272	214773
LA-081-00116-025	EDGAR RICHARDSON	06/01/2008	321	277	214774
LA-081-00116-026	PAMELA R HUGHES	06/01/2008	321	282	214775
LA-081-00116-027	AUDREY RICHARDSON	06/01/2008	321	287	214776
LA-081-00116-028	DORIS J. JORDAN	06/01/2008	321	302	214779
LA-081-00116-029	KENNETH RICHARDSON	06/01/2008	321	237	214766
LA-081-00116-030	RONALD RICHARDSON	06/01/2008	326	1148	217313
LA-081-00117-000	SHARON R DOBSON	02/20/2007			208985
LA-031-00069-020	SHERRY F THOMPSON	03/13/1997			188380
LA-031-00069-021	ANNIE F COFFMAN	03/13/1997			188382
LA-031-00069-023	VIVIAN F LAY	03/13/1997			188381
LA-031-00076-000	STATE OF LOUISIANA 17128	06/18/2001			195947
LA-081-00002-001	CHARLES E JENKINS III	10/31/2000	290	670	200335
LA-081-00002-002	DONNA RICE ALLEN	10/31/2000			194737
LA-081-00003-001	DONNA RICE ALLEN	04/05/2001			195679
LA-081-00003-002	CHARLES E JENKINS, III	04/05/2001			195682
LA-081-00005-000	KENNETH D SMITH, ET UX	03/29/2001			195677
LA-081-00006-000	JEFFERY BRENT JOHNSON, ET UX	03/29/2001			195678
LA-081-00007-001	SEMP RUSS PLANTATIONS, LP	04/06/2001			195681
LA-081-00007-002	CONRAD ROSCOE JOHNSON, ET UX	03/29/2001			195676
LA-081-00008-000	JIMMY RAY BASS	09/04/2000	281	676
LA-081-00009-000	JOAN YARBROUGH GRESHAM	08/31/2000	281	674
LA-081-00010-000	DALE E TRACY, ET UX	08/15/2000	281	679
LA-081-00011-000	RIEMER CALHOUN, JR, ET UX	06/27/2001			195998
LA-081-00012-000	KENNETH D SMITH, ET UX	08/23/2000			194604
LA-081-00013-000	WILLIAM EARL NOLAN	07/27/2001			196314

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-081-00016-000	STATE OF LOUISIANA 17366	03/18/2002			197474
LA-081-00025-000	RICHARD C HINDS, ET UX	05/17/2006	304	168	206705
LA-081-00032-000	BILLY L DAVIS, ET UX	12/07/2005	301	556	205691
LA-081-00035-000	CALVIN R WOODARD	12/03/2005	301	533	205683
LA-081-00036-000	EVA P SCOGIN	05/20/2006	304	265	206751
LA-081-00048-000	VIRGINA ADAMS	05/18/2006	304	175	206712
LA-081-00051-001	TONY L DAVIS, ET UX	12/07/2005	301	559	205692
LA-081-00051-002	DOROTHY L D KELLAR	12/07/2005	303	583	206330
LA-081-00065-000	LAWRENCE K RYAN, ET UX	05/17/2006	304	158	206702
LA-081-00069-000	STANLEY R PATE, ET AL	05/22/2006	307		208230
LA-081-00083-000	SOCIAL SPRINGS BAPTIST CHURCH	09/27/2006			208388
LA-081-00095-001	TERESA S DAVIS, ET VIR	07/27/2006			208376
LA-081-00095-002	DAVID R S BATES, ET UX	12/01/2006			208375
LA-081-00097-001	MARCIA L A GIDDENS	09/13/2006			208384
LA-081-00097-002	JOSEPH D GIDDENS	09/20/2006			208658
LA-081-00099-001	JANIS D STROUD	09/13/2006			208383
LA-081-00099-002	PHAIL D JONES	09/13/2006			208382
LA-081-00118-001	PAMELA A JOYCE	01/18/2007			208837
LA-081-00118-002	JAY DEE WRINKLE	02/05/2007			208836
LA-081-00169-001	LINDA S C G KILE	11/01/2005	302	252	205938
LA-081-00169-002	OWEN R WATERS, ET UX	11/01/2005	302	242	205936
LA-081-00187-000	CHRISTOPHER S BATES	08/11/2008	320	408	214369

CADDO PARISH, LA

LA-017-26999-001	MARY R. STEPHENS	07/27/1976			693276
LA-017-26999-002	MYRTLE R. SMITH	07/27/1976			693277
LA-017-26999-003	LUCIELL R. STEPHENS	07/27/1976			694432
LA-017-26999-004	MURPHY R. THOMPSON	07/27/1976			693278
LA-017-26999-005	MAGGIE ROBINSON FOUBS	07/27/1976			694433
LA-017-26999-006	IDA LEE MCLENNAN	08/01/1976			694434

LEASE #	LESSOR	LSE DTE	BK	PG	REG#
LA-017-26999-007	WILLIAM ROBINSON ET AL	08/02/1976			694435
LA-017-26999-008	WILLIE MAE DEBOE	08/01/1976			696783
LA-017-26999-009	HELOISE C R PARRISH	02/28/1977			710532
LA-017-26999-010	MINNIE B S ROBINSON	12/17/1976			703599
LA-017-30580-000	DENNIS DURWOOD GRAY	12/18/2007			2135716
LA-017-26999-001	MARY R. STEPHENS	07/27/1976			693276
LA-017-26999-002	MYRTLE R. SMITH	07/27/1976			693277
LA-017-26999-003	LUCIELL R. STEPHENS	07/27/1976			694432
LA-017-26999-004	MURPHY R. THOMPSON	07/27/1976			693278
LA-017-26999-005	MAGGIE ROBINSON FOUBS	07/27/1976			694433
LA-017-26999-006	IDA LEE MCLENNAN	08/01/1976			694434
LA-017-26999-007	WILLIAM ROBINSON ET AL	08/02/1976			694435
LA-017-26999-008	WILLIE MAE DEBOE	08/01/1976			696783
LA-017-26999-009	HELOISE C R PARRISH	02/28/1977			710532
LA-017-26999-010	MINNIE B S ROBINSON	12/17/1976			703599
LA-017-27021-001	LOTTIE MAE BRENTLEY	08/02/1976			695082
LA-017-27021-002	JOHNNIE MAE MCKINNEY	08/02/1976			694436
LA-017-27021-003	BEULAH BELL	07/30/1976			695418
LA-017-27021-004	REUBEN L. ALLEN	07/30/1976			708102
LA-017-27021-005	REUBEN F. WATTS ET AL	07/28/1976			693275
LA-017-27021-006	LOIS MAE M. WHITE ET AL	08/02/1976			693539
LA-017-27021-007	EURA DELL M. WASHINGTON	08/02/1976			694429
LA-017-27021-008	DOROTHY MAE MULLEN	07/28/1976			697515
LA-017-27021-009	CLEM FLANAGAN	07/30/1976			698433
LA-017-27021-010	GLORIA HALL	11/09/1976			703051
LA-017-27021-011	CLYDE WATTS ET AL	01/20/1977			728858
LA-017-27126-001	BALISTINE A.T. HOPKINS, ET AL	10/26/1976			702282
LA-017-27126-002	MARY WILLIAMS ROSS	10/26/1976			701757
LA-017-27126-003	CARRIE B. TAYLOR	10/26/1976			702691
LA-017-27126-004	DOROTHY SIMMS SUMNER	10/26/1976			702283
LA-017-28729-000	MARGARET SMITH BRYAN	05/28/1978			763368

GREGG COUNTY, TX

LEASE #	LESSOR	LSE DTE	BK	PG
TX-183-00070-000	R C CHILDRESS, ET UX	07/12/1952	383	448
TX-183-00071-000	A J TUTTLE, ET UX	05/16/1952	379	613
TX-183-00072-001	L B SATTERWHITE, ET UX	06/21/1952	383	59
TX-183-00072-002	R T HENDERSON, ET AL	07/25/1951	358	603
TX-183-00072-003	G T HENDERSON, ET UX	07/28/1951	359	428
TX-183-00072-004	WILLIE WARD OWENS	07/31/1951	359	425
TX-183-00072-005	GRACE WHATLEY, ET VIR	07/25/1951	359	212
TX-183-00073-001	C D HENDERSON	06/04/1952	384	188
TX-183-00073-002	J W FALVEY, ET UX	06/04/1952	384	202
TX-183-00073-003	MORGAN B HENDERSON, ET UX	09/19/1952	393	610
TX-183-00073-004	NOLAN DIXON	09/15/1952	388	583
TX-183-00073-005	F L DIXON, JR	09/15/1952	388	581
TX-183-00073-006	ALLISON DIXON	09/15/1952	388	579
TX-183-00073-007	MERLE D DIXON, ET AL	09/15/1952	387	459
TX-183-00073-008	ARON PRUITT, ET AL	09/15/1952	387	445
TX-183-00073-009	ROBERT DIXON	12/29/1952	395	475
TX-183-00073-010	THOMAS C DIXON	12/08/1952	398	561
TX-183-00074-001	RAYMOND SMITH	09/04/1952	391	500
TX-183-00074-002	W A SMITH	09/16/1952	391	484
TX-183-00074-003	MORGAN SMITH	09/01/1952	389	583
TX-183-00074-004	LORENE SMITH, ET VIR	09/01/1952	391	492
TX-183-00074-005	J W SMITH	09/16/1952	391	488
TX-183-00074-006	OLLIE MAE SMELLEY, ET VIR	07/21/1952	389	587
TX-183-00074-007	ANNIE INGRAM, ET VIR	09/04/1952	391	496
TX-183-00074-008	D W SMITH, ET UX	05/07/1952	384	186
TX-183-00074-009	T J SMITH, ET UX	06/14/1952	384	199
TX-183-00074-010	WALTER C MCGREDE, ET AL	07/21/1952	385	556
TX-183-00074-011	EVA M MCGREDE	08/25/1952	389	469
TX-183-00074-012	QUESSIE M JOHNSON, ET VIR	08/14/1952	387	255
TX-183-00074-013	R T HENDERSON, ET AL	05/17/1952	384	189
TX-183-00077-002	JR GARNER, GUARD OF ANNIE G R ESTATE	09/03/1980	1262	94
TX-183-00077-003	RUTH MATSON, ET AL	10/23/1980	1273	145
TX-183-00077-004	FRANCES E FALVEY	01/22/1981	1284	337
TX-183-00077-005	MARTHA A WOOD	04/12/1990	2143	272
TX-183-00077-006	HAROLD W WOOD	04/12/1990	2143	276
TX-183-00077-007	DORIS W SMITH	04/12/1990	2143	282
TX-183-00077-008	HARVEY J RISIEN	04/12/1990	2143	286
TX-183-00077-009	SYDNEY C REAGAN, ET UX	04/07/1990	2143	290
TX-183-00077-010	RUTH R WOOTEN	11/20/1979	1221	197
TX-183-00078-000	ROBERT CARGILL	09/04/1981	1329	473
TX-183-00079-001	F CARTER CRAIN, ET AL	09/14/1990	2224	585
TX-183-00079-002	KATHARINE C SPEARS	04/23/2009
TX-183-00079-003	EDWARD B CRAIN JR	04/23/2009

LEASE #	LESSOR	LSE DTE	BK	PG
TX-183-00079-004	CRAIN MARITAL TRUST NO 2	04/23/2009
TX-183-00079-005	FC COOK	04/23/2009
TX-183-00079-006	VIRGINIA MCDANIEL	11/03/1952	393	308
TX-183-00079-007	ELSIE KILLINGSWORTH, ET AL	10/21/1951	361	437
TX-183-00080-001	T G WILLIAMS, ET AL	10/24/1951	379	317
TX-183-00080-002	BERTHA B KEMMERLY	11/14/1951	366	049
TX-183-00081-000	T G WILLIAMS, ET UX	10/24/1951	363	590
TX-183-00082-000	J T WILLIAMS, ET AL	07/01/1981	1315	049
TX-183-00083-001	T G WILLIAMS, ET UX	10/25/1951	363	594
TX-183-00083-002	HENRY G TINDALL, ET UX	10/29/1951	364	232
TX-183-00083-003	C H KING JR, ET UX	11/01/1951	366	052
TX-183-00083-004	CARL WHITE, ET UX	07/29/1952	384	462
TX-183-00083-005	JOHN A LACY, ET UX	10/29/1951	364	281
TX-183-00083-006	HARLOW B MASSENGILL, ET UX	10/29/1951	364	277
TX-183-00083-007	FLOYD L COMBEST, ET UX	11/01/1951	385	598
TX-183-00083-008	ELVIN WARNER, ET UX	10/29/1951	366	056
TX-183-00083-009	CLINTON P MILLER, ET UX	11/26/1951	366	321
TX-183-00083-010	ORIE W HENNIGAN, ET UX	08/06/1952	384	565
TX-183-00083-011	WORTH B GREGORY	10/31/1951	364	180
TX-183-00083-012	GERALD L GREGORY, ET UX	07/12/1952	383	276
TX-183-00084-001	LEWIS E ORMS, ET UX	03/24/1981	1299	287
TX-183-00084-002	TRAVIS V REID, ET UX	03/30/1981	1304	232
TX-183-00084-003	W I WARRICK JR, ET UX	04/01/1981	1297	390
TX-183-00084-004	DON H MCFARLAND, ET UX	03/31/1981	1304	236
TX-183-00084-005	BOBBY WALDRON	03/30/1981	1299	109
TX-183-00084-006	ALICE L BAUSHKE	04/02/1981	1299	290
TX-183-00084-007	JACK KAPPHAHN	03/30/1981	1299	292
TX-183-00085-000	J M HUFFMAN, ET UX	04/01/1981	1299	294
TX-183-00086-000	RAYMOND H JORDAN	08/24/1981	1316	510

Exhibit E
EXHIBIT E
JOINTLY OWNED LOUISIANA WELLS

WELL NAME	API NUMBER	OPERATOR	PARISH	FIELD	STATE	SEC	TWN	RNG
AUSTIN 21 #1	17031241860000	Questar Exp & Prod	DE SOTO	GRAND CANE	LA	21	12N	15W
BAZER, M L 20 #1D	17031220650000	J-W Operating Company	DE SOTO	GRAND CANE	LA	20	12N	15W
BONOMO INVESTMENT CO LLC 35 #1	17017343410000	Fossil Operating	CADDO	METCALF	LA	35	16N	15W
CHIGGERO ETAL 14 #1-H	17017342970000	Chesapeake Operating	CADDO	METCALF	LA	14	16N	15W
DAVIS 15 #1	17081209680000	J-W Operating Company	RED RIVER	WOODARDVILLE	LA	15	14N	09W
DESOTO LP 17 #1	17031237070000	Cypress Operating	DE SOTO	GRAND CANE	LA	17	12N	15W
FIELDER, CYRUS 15 #1	17017221650000	Cypress Operating	CADDO	METCALF	LA	15	16N	15W
FORTSON 3 #1	17031233800000	J-W Operating Company	DE SOTO	BULL BAYOU	LA	03	12N	11W
INDIGO MIN 3 #1H	17081209770000	J-W Operating Company	RED RIVER	WOODARDVILLE	LA	03	14N	09W
INTERNATIONAL PAPER 21 # 01	17031227960000	RDT Properties, Inc.	DE SOTO	GRAND CANE	LA	21	12N	15W
JOHNSON, A S ET AL 10 #1	17031235110000	J-W Operating Company	DE SOTO	BULL BAYOU	LA	10	12N	11W
JONES, G C 22 # 01	17031227410000	Questar Exp & Prod	DE SOTO	GRAND CANE	LA	22	12N	15W
JONES, G C 22 # 02	17031227470000	Questar Exp & Prod	DE SOTO	GRAND CANE	LA	22	12N	15W
JONES, G C 23 # 03	17031227700000	Questar Exp & Prod	DE SOTO	GRAND CANE	LA	23	12N	15W
LITTLE 11 #1	17081209400000	J-W Operating Company	RED RIVER	WOODARDVILLE	LA	11	14N	09W
MADISON, CLARENCE 2 # 1	17081209100000	J-W Operating Company	RED RIVER	WOODARDVILLE	LA	02	14N	09W
MARKS, ROY EST 10 #1	17081208890000	J-W Operating Company	RED RIVER	WOODARDVILLE	LA	10	14N	09W
MCCOY 23 # 1 (ORRI)	17031229100000	Questar Exp & Prod	DE SOTO	GRAND CANE	LA	23	12N	15W
RUSSELL, MARY 3 #1	17081208680000	J-W Operating Company	RED RIVER	WOODARDVILLE	LA	03	14N	09W
SMITH, LILLIE 22 #1	17031233550000	Questar Exp & Prod	DE SOTO	GRAND CANE	LA	22	12N	15W
TRACY 3 #1	17081208350000	J-W Operating Company	RED RIVER	BULL BAYOU	LA	03	12N	11W

Exhibit F
EXHIBIT “F”
Partial Assignment
USE SAME FORM AS ATTACHED TO THE PURCHASE AND SALE AGREEMENT
DATED EFFECTIVE NOVEMBER 1, 2009
AS
EXHIBIT “G”

Exhibit G
EXHIBIT G
PENNSYLVANIA WELLS

WELL NAME	API NUMBER	OPERATOR	COUNTY	FIELD	STATE	LOCATION
PARDEE & CURTAIN LUMBER CO. C-4	3702320121000	J-W Operating Company	CAMERON	DANIEL	PA	SHIPPEN TOWNSHIP WARRANT 5979
PARDEE & CURTAIN LUMBER CO. C-5	3702320122000	J-W Operating Company	CAMERON	DANIEL	PA	SHIPPEN TOWNSHIP WARRANT 5865
PARDEE & CURTAIN LUMBER CO. C-7H	3702320123003	J-W Operating Company	CAMERON	DANIEL	PA	LUMBER TOWNSHIP WARRANT 5947
PARDEE & CURTAIN LUMBER CO. C-9H	3702320127000	J-W Operating Company	CAMERON	DANIEL	PA	LUMBER TOWNSHIP WARRANT 5947
PARDEE & CURTAIN LUMBER CO. C-10H	3702320124000	J-W Operating Company	CAMERON	DANIEL	PA	SHIPPEN TOWNSHIP WARRANT 5979

Exhibit H
EXHIBIT H
JOINTLY OWNED TEXAS WELLS

WELL NAME	API NUMBER	OPERATOR	COUNTY	FIELD	STATE	LOCATION
TUTTLE AJ GAS UNIT #5	42183319670000	J-W Operating Company	GREGG	WILLOW SPRINGS	TX	P P RAIN SUR, A-258
TUTTLE AJ #7H	42183329310000	J-W Operating Company	GREGG	WILLOW SPRINGS	TX	P P RAIN SUR, A-258
WILLIAMS #3	42183320040000	J-W Operating Company	GREGG	WILLOW SPRINGS	TX	DAVID HILL SUR, A-93

Exhibit I
EXHIBIT “I”
TAX PARTNERSHIP
     This Exhibit “I” (“Exhibit”) is attached to and made a part of that certain Final Participation Agreement dated November ___, 2009 (“Agreement”), executed by and between Cohort Energy Company (“Operator”), Endeavour Operating Corporation (“Non-Operator”) (hereinafter sometimes referred to collectively as the “Parties” and singularly as a “Party”), insofar and only insofar as it covers and pertains to wells in which certain parties have a carried or cost free working interest. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
1. Relationship of the Parties. Neither the Agreement nor this Exhibit is intended to create, nor shall either be construed as creating, any mining partnership, commercial partnership or other partnership or joint venture relationship. Rather, it is the intent and purpose of the Agreement and this Exhibit to create a relationship which is limited to the development of oil and gas properties and the extraction and processing of oil, gas and other hydrocarbon substances for division in kind or for sale for the individual accounts of the Parties, and pursuant to which the liabilities of each are several and not joint or collective.
     Solely for United States federal and state income tax reporting purposes, however, the Agreement and this Exhibit are intended to create, and shall be construed as creating, a single partnership (“tax partnership”) relationship between the Parties (hereinafter sometimes collectively referred to as the “tax partners”), named the Micah Tax Partnership, but such relationship, is not intended to be, nor shall it be construed as, a partnership to any other extent or for any other purpose.
2. Election With Respect to Subchapter K
     Notwithstanding any provision in the Agreement or this Exhibit to the contrary, the tax partners agree, for the term of this Exhibit, with respect to all operations conducted under the Agreement and this Exhibit, (i) not to elect to be excluded from the application of Subchapter K of

Chapter 1 of Subtitle A of the United States Internal Revenue Code of 1986, as amended (“Code”) and (ii) to join in the execution of any and all documents and/or elections required in order to effectuate the foregoing. In addition, if the income tax laws of any state in which the tax partners conduct operations pursuant to the Agreement and this Exhibit contain provisions similar to those contained in Subchapter K of Chapter 1 Subtitle A of the Code, the tax partners agree not to elect to be excluded from the application of such provisions.
3. Tax Matters Partner
     The tax partners hereby designate Operator as the tax partnership’s “tax matters partner” (as that term is defined in Section 6231(a)(7) of the Code) and specifically authorize Operator to act in any similar capacity under state or local law.
4. Income Tax Returns
     (a) Operator shall prepare and file, or cause to be prepared and filed, all required federal and state partnership income tax returns, using its best efforts to properly and accurately prepare and timely file such partnership income tax returns, including the making of appropriate and timely elections as described in Paragraph 5 below.
     (b) Upon request, the Parties shall furnish to Operator all pertinent information not otherwise in the possession of the Operator relating to all operations conducted under the Agreement and this Exhibit which is necessary or appropriate for the preparation and timely filing of all required partnership income tax returns.
     (c) At least ten (10) days prior to the filing of any required partnership income tax return, but no later than August 1 of the year following the taxable year, Operator shall furnish a copy of such partnership income tax return, together with a copy of all relevant schedules and supporting documents, to each Party.
5. Income Tax Elections
     Operator is authorized and directed to make, and shall make, the following income tax elections on the appropriate partnership income tax returns:

2

     (a) To elect the calendar year as the taxable year for income tax reporting purposes, except as limited pursuant to Section 706(b)(1) of the Code;
     (b) To elect, in accordance with Section 263(c) of the Code and Section 1.612-4 of the Income Tax Regulations (“Regulations”) and comparable provisions of state law, to deduct as an expense all intangible or non-salvageable costs of drilling, developing and completing wells within the meaning of Code Section 263(c) (“Intangible Drilling Costs”);
     (c) To elect to adjust the basis of tax partnership property pursuant to Sections 734(b), 743(b) and 754 of the Code or comparable provisions of state, local or foreign law. Each tax partner agrees to provide the tax partnership with all information necessary to give effect to any election to be made by the tax partnership; and
     (d) To make such other elections as Operator deems necessary, appropriate or desirable.
6. Capital Accounts
     (a) Throughout the full term of the tax partnership, each tax partner’s capital account shall be determined and maintained in accordance with the capital accounting rules contained in Section 1.704-1(b)(2)(iv) of the Regulations.
     (b) Each tax partner’s capital account will generally be increased by:
     (i) the amount of money contributed by such tax partner to the tax partnership;
     (ii) the fair market value of property contributed by such tax partner to the tax partnership (net of liabilities);
     (iii) allocations to such tax partner of tax partnership income and gain (or items thereof) including income and gain exempt from tax; and
     (iv) allocations of income such tax partner would recognize upon the disposition of an asset of the tax partnership, where the value of such asset has been adjusted pursuant to Section 13 of the Exhibit.
     (c) Each tax partner’s capital account will generally be decreased by:
     (i) the amount of money distributed to such tax partner by the tax partnership;

3

     (ii) the fair market value of property distributed to such tax partner by the tax partnership (net of liabilities);
     (iii) allocations to such tax partner of expenditures described in Section 705(a)(2)(B) of the Code (expenditures of the tax partnership not deductible in computing its taxable income and not properly chargeable to capital account);
     (iv) allocations to such tax partner of tax partnership loss and deduction (or item thereof);
     (v) allocations of losses such tax partner would recognize upon the disposition of an asset of the tax partnership, where the value of such asset has been adjusted pursuant to Section 13 of the Exhibit; and
     (vi) an amount equal to the Depreciation with respect to the assets of the tax partnership for such year or other period.
     (d) Simulated Depletion.
          (i) Depletion allowances with respect to each separate oil and gas “property” (as that term is defined in Section 614 of the Code) shall be computed separately by each tax partner based on such tax partner’s allocated share of the adjusted basis of each such oil and gas property. Each tax partner’s allocated share of the adjusted basis of each such oil and gas property initially shall be determined based on such tax partner’s respective contributions to such adjusted basis. Thereafter, each tax partner shall separately keep records of such tax partner’s share of the adjusted basis in each such oil and gas property, adjust such share of the adjusted basis for any cost or percentage depletion allowable on such property, and use such adjusted basis in the computation of such tax partner’s gain or loss on the disposition of such property.
          (ii) Notwithstanding the foregoing, however, solely for purposes of maintaining each tax partner’s capital account in accordance with the capital accounting rules contained in Section 1.704-1(b)(2)(iv) of the Regulations, the tax partnership shall compute simulated depletion allowances, and the Operator shall, in its sole discretion, select between the cost depletion method

4

and the percentage depletion method (without regard to the limitations of Code Section 613A), with respect to each separate oil and gas property at the partnership level and the tax partnership shall thereafter make downward adjustments to the capital accounts of the tax partners for the simulated depletion allowances with respect to each such oil and gas property, in the same proportion as such tax partners are properly allocated the adjusted basis of each such property (pursuant to the second sentence of Section 6(d)(i) of this Exhibit), all in accordance with the rules contained in Section 1.704-1(b)(2)(iv)(k)(2) of the Regulations. In no event shall the Partnership’s aggregate simulated depletion allowance with respect to an oil and gas property exceed the tax partnership’s adjusted basis in the oil and gas property (maintained solely for capital account purposes).
     (e) Simulated Gain and Loss. Upon the taxable disposition of each separate oil and gas property, the tax partnership’s simulated gain or loss shall be determined by subtracting its simulated adjusted basis in such property from the amount realized upon such disposition. The tax partnership’s simulated adjusted basis in each separate oil and gas property shall be determined in the same manner as adjusted basis is determined, except that simulated depletion allowances are taken into account instead of actual depletion allowances. Thereafter, the capital accounts of the tax partners shall be adjusted upward by the amount of any simulated gain in proportion to each such tax partner’s allocable share of the portion of the total amount realized from the disposition of such property that exceeds the tax partnership’s simulated adjusted basis in such property (determined pursuant to Section 7(a)(i) of this Exhibit). Similarly, the capital accounts of the tax partners shall be adjusted downward by the amount of any simulated loss in proportion to each such tax partner’s allocable share of the total amount realized from the disposition of such property that represents recovery of the tax partnership’s simulated adjusted basis in such property (determined pursuant to Section 7(a)(i) of this Exhibit).
     (f) Each tax partner shall have a single capital account that reflects all of its interests in tax partnership, regardless of the class of interest owned by such tax partner and regardless of

5

the time or manner in which such interests were acquired.
     (g) If all or a portion of an interest in the tax partnership is transferred, the transferee shall succeed to the capital account of the transferor to the extent the capital account relates to the transferred interest.
7. Allocations
     (a) Each tax partner’s distributive share of each item of income, gain, loss, deduction and credit shall be determined for each fiscal year as follows:
          (i) All items of income, gain, loss, deductions and credits arising from the sale of oil, gas or other hydrocarbon substances shall be allocated for all purposes to the tax partners in the same amounts and proportions as such tax partners are entitled to receive the proceeds realized from such sale. The total amount realized upon the taxable disposition of each separate oil and gas property shall be divided into (i) that portion of such amount realized that represents recovery of the tax partnership’s simulated adjusted basis (“simulated basis amount”) and (ii) that portion of such amount realized that exceeds the tax partnership’s simulated adjusted basis (“simulated gain amount”). The simulated basis amount shall be allocated to the tax partners based on each such tax partner’s respective contributions to such simulated basis amount. The simulated gain amount, if any, shall be allocated, to the extent possible, to the tax partners in such amounts and in such proportions that the total amount realized (simulated basis amount plus simulated gain amount) shall have been allocated to the tax partners in the same amounts and proportions as such tax partners are entitled to receive the proceeds realized from such disposition.
          (ii) Exploration and Intangible Drilling Costs shall be allocated as deductions to each tax partner in accordance with such tax partner’s respective contributions to such costs.
          (iii) Production and operating costs shall be allocated as deductions to each tax partner in accordance with such tax partner’s respective contributions to such costs.
          (iv) Depreciation and capital cost recovery allowances with respect to tangible equipment shall be allocated as deductions to each tax partner in accordance with such tax partner’s

6

respective contributions to the “adjusted basis” (as that term is defined in Section 1011 of the Code) of such equipment.
          (v) Gain or loss realized and recognized upon the disposition of any property (other than (i) oil, gas or other hydrocarbon substances and (ii) each separate oil and gas property) shall be allocated, to the extent possible, to the tax partners in such amounts and in such proportions that, after such allocations are made, the net credits to the tax partners capital accounts arising solely and directly from the tax partnership’s acquisition, ownership, use and disposition of such property are in the same amounts and proportions as such tax partners are entitled to receive the proceeds realized from such disposition.
          (vi) If any depreciation deductions, capital cost recovery allowances, Intangible Drilling Costs and/or depletion allowances are recaptured as a result of the disposition of any property, the character of the gain allocated under other provisions of this Exhibit shall be determined and allocated, to the extent possible, to each tax partner in such amounts and in such proportions that those tax partners who originally received allocations of the deductions and/or allowances recaptured shall be allocated the ordinary income element of any gain realized and recognized.
          (vii) Third-party dry-hole and bottom-hole monetary contributions received in connection with the drilling of a well shall be allocated to each tax partner based on such tax partner’s allocated share of the exploration and Intangible Drilling Costs deductions with respect to such well.
          (viii) All other costs and expenses shall be allocated to each tax partner in accordance with such tax partner’s respective contributions to such costs and expenses.
     (b) Allocations for Federal Income Tax Purposes.
          (i) Except as otherwise provided under the Code or the Treasury Regulations, or by this Section 7(b), for federal income tax purposes, every item of income, gain, loss, and deduction shall be allocated among the tax partners in the same manner as each correlative item

7

of income, gain, loss and deduction was allocated among the tax partners for purposes of Section 7(a) of this Exhibit.
          (ii) Section 704(c). In accordance with Section 704(c) of the Code and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the tax partnership shall, solely for tax purposes, be allocated among the tax partners so as to take account of any variation between the adjusted basis of such property to the tax partnership for federal income tax purposes and the initial fair market value of such property. If the value of any tax partnership asset is adjusted pursuant to Section 13 of this Exhibit, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and the value of such asset in the same manner as such variations are taken into account under Section 704(c) of the Code and the Regulations thereunder with respect to property contributed to the tax partnership. Any elections or other decisions relating to such allocation shall be made by the Operator in any manner that reasonably reflects the purpose and intention of the Agreement and this Exhibit. Allocations pursuant to this Section 7(b) of the Exhibit are solely for purposes of federal, state, and local taxes and shall not affect or be taken into account in computing any tax partner’s capital account or share of profits, losses, other items, or distributions pursuant to the Agreement or this Exhibit.
     (c) For purposes of determining the profits, losses, or any other item allocable to any period (including periods before and after the admission of a new tax partner), profits, losses, and any such other item shall be determined on a daily, monthly, or other basis, as determined and allocated by the Operator using any permissible method under Section 706 of the Code and the Regulations thereunder.
8. Term
     The tax partnership shall remain in full force and effect for a term commencing with the effective date of the Agreement and ending upon the earliest to occur of the following:

8

     (a) The Parties agree in writing to terminate the tax partnership;
     (b) The sale, assignment, transfer, conveyance or other disposition of substantially all of the assets of the tax partnership; or
     (c) The occurrence of any other circumstance or event which, by law, would require a partnership to be dissolved.
     In the event of a termination of the tax partnership as provided above, (i) no successor tax partnership shall be created with respect to the properties which are subject to the terms, provisions and/or conditions of the Agreement on this Exhibit without the prior written consent of each of the tax partners, their respective successors and assigns, and (ii) unless a successor partnership is created as set forth above, each of the tax partners, their respective successors and assigns, shall elect not to be treated as a partnership for tax purposes effective as of such termination and shall take all actions reasonably necessary to give effect to such election.
9. Liquidation
     Throughout the full term of the tax partnership, upon the liquidation of the tax partnership, the business and affairs of the tax partnership shall be wound-up and concluded and the assets of the tax partnership shall be distributed as follows:
     (a) Debts of the tax partnership, other than those owed to the tax partners, shall be paid; then
     (b) Debts of the tax partnership owed to the tax partners shall be paid; then
     (c) All remaining assets of the tax partnership shall be distributed to the tax partners in accordance with the positive capital account balances of such tax partners (after taking into account all capital account adjustments for the tax partnership’s taxable year during which such liquidation occurs) by the end of such taxable year (or, if later, within 90 days after the date of such liquidation).
     Throughout the full term of the tax partnership, if, following the liquidation of the tax partnership (or any tax partner’s interest in the tax partnership) any tax partner has a deficit balance

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in its capital account, as determined after taking into account all capital account adjustments for the tax partnership’s taxable year during which such liquidation occurs, such tax partner shall be unconditionally obligated to restore the amount of such deficit balance to the tax partnership by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) which amount shall be paid to the creditors of the tax partnership or distributed to other tax partners in accordance with their positive capital account balances.
10. Conflicts
     It is understood and agreed that in the event any of the terms, provisions and/or conditions of this Exhibit conflict with any of the terms, provisions and/or conditions of the Agreement or any other exhibit attached thereto, then in such event, as between the tax partners the terms, provisions and/or conditions of this Exhibit shall control.
11. Transferability
     Throughout the full term of the tax partnership, no tax partner shall sell, assign, transfer, convey or otherwise dispose of all or any part of its interest in the tax partnership or its interest in any property subject to the terms, provisions and/or conditions of the Agreement or this Exhibit unless such transfer is in all respects subject to the terms of this tax partnership.
12. Debt
     The borrowing of money by, for or on behalf of the tax partnership is strictly prohibited. All funds borrowed by the tax partners and used in connection with operations conducted by the tax partnership shall be deemed for all purposes to have been (i) borrowed by such tax partners outside the tax partnership and (ii) contributed by such tax partners to the tax partnership.

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13. Fair Market Value
     (a) The fair market value of all property (other than money) contributed to, or distributed by, the tax partnership shall be determined by the tax partners in a commercially reasonable manner pursuant to arm’s-length negotiations.
     (b) The values of all tax partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the Operator, as of the following times: (a) the acquisition of an additional interest in the tax partnership by any new or existing tax partner in exchange for more than a de minimis contribution to capital; (b) the distribution by the tax partnership property as consideration for an interest in the tax partnership; and (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (a) and (b) in this Section 13(b) shall be made only if the Operator reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the tax partners in the tax partnership
     (c) The values of tax partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining capital accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that such values shall not be adjusted pursuant to this Section 13(c) to the extent the Operator determines that an adjustment pursuant to Section 13(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 13(c).

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     (d) For purposes of this Exhibit, “Depreciation” shall mean depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the value of an asset (as determined pursuant to Section 13 of the Exhibit) differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, such amount shall bear the same ratio to such beginning value (as determined pursuant to Section 13 of the Exhibit) as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis.
IN WITNESS WHEREOF, the undersigned tax partners have executed this Exhibit in multiple counterparts, which shall be attached to and be made part of the Agreement, effective for all purposes November 1, 2009.
Operator:
Cohort Energy Company

By:
Gene C. Daley
President

Non-Operator:
Endeavour Operating Corporation

By:
Bruce H. Stover
Executive Vice President

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